EXHIBIT 4.23

UNITS AGREEMENT

Dated as of October 2, 2012

among

HOVNANIAN ENTERPRISES, INC.

and

K. HOVNANIAN ENTERPRISES, INC.

and

WILMINGTON TRUST COMPANY,

as Units Agent

i

ii

ARTICLE 8
SUCCESSION OF COMPANY OR NOTE ISSUER

Section 8.01. Succession of Company or Note Issuer	36

ARTICLE 9
COVENANTS OF THE COMPANY AND THE NOTE ISSUER

Section 9.01. Performance Under this Agreement	37
Section 9.02. Maintenance of Office Or Agency	37
Section 9.03. Statements of Officers of the Company as to Default; Notice of Default	37
Section 9.04. Existence	38
Section 9.05. Tax Treatment	38

EXHIBITS

Exhibit A: Form of Unit

iii

UNITS AGREEMENT, dated as of October 2, 2012 among HOVNANIAN ENTERPRISES, INC., a Delaware corporation (the “Company”), K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Note Issuer”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation acting as units agent (the “Units Agent”).

RECITALS OF THE COMPANY AND THE NOTE ISSUER

The Company and the Note Issuer have duly authorized the execution and delivery of this Agreement and the Units issuable hereunder.

All things necessary to make the Units, when such are executed by the Company and by the Note Issuer, and authenticated and delivered by the Units Agent, as provided in this Agreement, the valid obligations of the Company and of the Note Issuer, and to constitute this Agreement a valid agreement of the Company and the Note Issuer, in accordance with its terms, have been done. For and in consideration of the premises and the purchase of the Units (including the constituent parts thereof) by the Holders thereof, it is mutually agreed as follows:

ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)                        the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

(b)                       all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

(c)                        the terms “includes” and “including” shall be deemed to be followed by the phrase “without limitation”;

(d)                       “will” shall have the same meaning as “shall”;

(e)                        the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; and

(f)                          the following terms have the meanings given to them in this Section 1.01(f):

“Affiliate” means, when used with reference to a specified Person, any Person directly or indirectly controlling, or controlled by or under direct or indirect common control with the Person specified.

“Agreement” or “Units Agreement” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

“Amortizing Notes” means the series of notes designated as the 11.00% Senior Notes due 2017 to be issued by the Note Issuer under the Amortizing Notes Indenture, and, unless the context otherwise requires, “Amortizing Note” means each note of such series having an initial principal amount of $231.49.

“Amortizing Notes Indenture” means the Senior Indenture, dated as of February 14, 2011, among the Note Issuer, the Company and the Amortizing Notes Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented by the Fifth Supplemental Indenture, dated as of October 2, 2012, among the Note Issuer, the Company, the other Guarantors from time to time party thereto, and the Amortizing Notes Trustee, pursuant to which the Amortizing Notes will be issued.

“Amortizing Notes Trustee” means Wilmington Trust Company, as trustee under the Amortizing Notes Indenture, or any successor thereto.

“Applicants” has the meaning set forth in Section 6.11(b).

“Bankruptcy Event” means the occurrence of one or more of the following events:

(a)                                  a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Company under any Bankruptcy Law and such decree or order shall have continued undischarged and unstayed for a period of 60 days;

(b)                                 a decree or order by a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

(c)                                  the Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

 “Bankruptcy Law” means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Beneficial Holder” means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with the Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of the Depositary).

 “Board of Directors” means, with respect to the Company or the Note Issuer, the board of directors thereof or any duly authorized committee of that board or any director or directors to whom that board or committee shall have duly delegated its authority.

“Board Resolution” means one or more resolutions, certified by the secretary or an assistant secretary of the Company or the Note Issuer, as the case may be, to have been duly adopted or consented to by the Board of Directors of the Company or the Note Issuer, as appropriate, and to be in full force and effect delivered to the Units Agent.

“Book-Entry Interest” means a beneficial interest in a Global Security, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

“Business Day” means any day other than a Saturday, Sunday or any day on which banking institutions in New York, New York are authorized or obligated by applicable law or executive order to close or be closed.

“Clearing Agency” means an organization registered as a “Clearing Agency” pursuant to Section 17A of the Exchange Act.

“Company” means the Person named as the “Company” in the first paragraph of this Agreement until a successor shall have become such pursuant to Article 8, and thereafter “Company” shall mean such successor.

“Component Amortizing Note” means an Amortizing Note, attached to a Global Unit, that (a) shall evidence the number of Amortizing Notes specified therein that are components of the Units evidenced by such Global Unit (which shall be equal to the aggregate stated amount of such Units divided by $1,000), (b)

shall be registered on the security register for the Amortizing Notes in the name of the Depositary or a nominee thereof, and (c) shall be held by the Units Agent, as custodian of such Global Unit for the Depositary.

“Component Exchangeable Note” means an Exchangeable Note, attached to a Global Unit, that (a) shall evidence the number of Exchangeable Notes specified therein that are components of the Units evidenced by such Global Unit (which shall be equal to the aggregate stated amount of such Units divided by $1,000), (b) shall be registered on the security register for the Exchangeable Notes in the name of the Depositary or a nominee thereof, and (c) shall be held by the Units Agent, as custodian of such Global Unit for the Depositary.

“Component Definitive Notes” means the Exchangeable Notes in definitive form and the Amortizing Notes in definitive form that are included in Definitive Units.

“Component Notes” means the Component Amortizing Notes and the Component Exchangeable Notes, collectively.

“control” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Corporate Trust Office” means the principal corporate trust office of the Units Agent at which, at any particular time, its corporate trust business shall be principally administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890.

 “default” means any failure to comply with terms of this Agreement or any covenant contained herein.

“Definitive Security” means any Security in definitive form.

“Definitive Unit” means a Unit in definitive form that (a) shall evidence the aggregate stated amount of Units specified therein, (b) shall be registered on the Security Register in the name of the Holder thereof and (c) shall include, as attachments thereto, a Component Amortizing Note and a Component Exchangeable Note, each in the name of the Holder of such Unit, evidencing, respectively, a number of Amortizing Notes and a number of Exchangeable Notes, in each case, equal to the aggregate stated amount of Units evidenced by such Unit in definitive form divided by $1,000.

“Depositary” means a Clearing Agency that is acting as a depositary for the Units and in whose name, or in the name of a nominee of that organization,

shall be registered one or more Global Units and which shall undertake to effect book-entry transfers of the Units as contemplated by Section 3.06, Section 3.07, Section 3.08 and Section 3.09.

“Depositary Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers of securities deposited with the Depositary.

“DTC” means The Depository Trust Company.

“DWAC System” has the meaning set forth in Section 2.03(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any statute successor thereto, in each case as amended from time to time, together with the rules and regulations promulgated thereunder.

“Exchangeable Notes” means the series of notes designated as the Zero Coupon Senior Exchangeable Notes due 2017 to be issued by the Note Issuer under the Exchangeable Notes Indenture, and, unless the context otherwise requires, “Exchangeable Note” means each note of such series having a principal amount at maturity of $1,000.

“Exchangeable Notes Indenture” means the Senior Indenture, dated as of February 14, 2011, among the Note Issuer, the Company and the Exchangeable Notes Trustee (including any provisions of the TIA that are deemed incorporated therein), as supplemented by the Fourth Supplemental Indenture, dated as of October 2, 2012, among the Note Issuer, the Company, the other Guarantors from time to time party thereto, and the Exchangeable Notes Trustee, pursuant to which the Exchangeable Notes will be issued.

“Exchangeable Notes Trustee” means Wilmington Trust Company, as trustee under the Exchangeable Notes Indenture, or any successor thereto.

“Global Amortizing Note” means an Amortizing Note in global form that (a) shall evidence the number of Separate Amortizing Notes specified therein, (b) shall be registered on the security register for the Amortizing Notes in the name of the Depositary or its nominee, and (c) shall be held by the Amortizing Notes Trustee as custodian for the Depositary.

“Global Exchangeable Note” means an Exchangeable Note in global form that (a) shall evidence the number of Separate Exchangeable Notes specified therein, (b) shall be registered on the security register for the Exchangeable Notes in the name of the Depositary or its nominee, and (c) shall be held by the Exchangeable Notes Trustee as custodian for the Depositary.

“Global Note” means a Global Amortizing Note or a Global Exchangeable Note, as applicable.

“Global Security” means a Global Unit or a Global Note, as applicable.

“Global Unit” means a Unit in global form that (a) shall evidence the aggregate stated amount of Units specified therein, (b) shall be registered on the Security Register in the name of the Depositary or its nominee, (c) shall include, as attachments thereto, a Component Amortizing Note and a Component Exchangeable Note, each in the name of the Depositary or its nominee, evidencing, respectively, a number of Amortizing Notes and a number of Exchangeable Notes, in each case, equal to the aggregate stated amount of Units evidenced by such Unit in global form divided by $1,000, and (d) shall be held by the Units Agent as custodian for the Depositary.

“Holder” means, with respect to a Unit, the Person in whose name the Unit is registered in the Security Register.

“Indentures” means the Amortizing Notes Indenture and the Exchangeable Notes Indenture, collectively.

“Installment Payment” shall have the meaning set forth in the Amortizing Notes Indenture.

“Installment Payment Date” shall have the meaning set forth in the Amortizing Notes Indenture.

“Issue Date” means October 2, 2012.

“Issuer Order” means a written statement, request or order of the Company or the Note Issuer, as the case may be, which is signed in its name by the chairman of the applicable Board of Directors, the chief financial officer, the president or chief executive officer, any senior vice president, any vice president or the treasurer of the Company or the Note Issuer, as appropriate, and delivered to the Units Agent.

“Note Issuer” means the Person named as the “Note Issuer” in the first paragraph of this Agreement until a successor shall have become such pursuant to Article 8, and thereafter “Note Issuer” shall mean such successor.

“Notes” means the Amortizing Notes and the Exchangeable Notes, collectively.

“Officers’ Certificate” means, with respect to the Company or the Note Issuer, a certificate signed by the chairman of the applicable Board of Directors, the president or chief executive officer, or any vice president and by the chief financial officer, the treasurer, any assistant treasurer, the controller, any assistant controller, the secretary or any assistant secretary of the Company or the Note Issuer, as the case may be.  Each such certificate shall include the statements provided for in Section 1.02 if and to the extent required by the provisions of such Section 1.02.

 “Opinion of Counsel” means an opinion in writing signed by the chief counsel of the Company or the Note Issuer or by such other legal counsel who may be an employee of or counsel to the Company or the Note Issuer and who shall be reasonably satisfactory to the Units Agent. Each such opinion shall include the statements provided for in Section 1.02 if and to the extent required by the provisions of such Section 1.02.

“Outstanding Units” means, subject to the provisions of Section 4.03, as of the date of determination, all Units theretofor executed, authenticated and delivered under this Agreement, except:

(a)                        Units theretofor cancelled by the Units Agent or delivered to the Units Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

(b)                       Units in exchange for or in lieu of which other Units have been executed, authenticated and delivered pursuant to this Agreement, other than any such Unit in respect of which there shall have been presented to the Units Agent proof satisfactory to it that such Unit is held by a protected purchaser in whose hands the Units are valid obligations of the Company and the Note Issuer.

“Participant” has the meaning set for in Section 2.03(a).

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

“Prospectus Supplement” means the preliminary prospectus supplement dated September 18, 2012, as supplemented by the pricing term sheet dated September 19, 2012, relating to the offering and sale of the Units.

“Responsible Officer” means any officer of the Units Agent with direct responsibility for the administration of this Agreement.

“Scheduled Trading Day” shall have the meaning set forth in the Exchangeable Notes Indenture.

“Securities” means the Units and the Notes, collectively.

“Security Register” has the meaning set forth in Section 3.05.

“Security Registrar” has the meaning set forth in Section 3.05.

“Separate Amortizing Note” has the meaning set forth in Section 2.03(a).

“Separate Exchangeable Note” has the meaning set forth in Section 2.03(a).

“Separate Notes” means the Separate Amortizing Notes and Separate Exchangeable Notes, collectively.

“TIA” means the Trust Indenture Act of 1939, as amended from time to time.

“Trustees” means the Amortizing Notes Trustee and the Exchangeable Notes Trustee, collectively.

“Unit” means the collective rights of a Holder of a unit, with $1,000 in stated amount per Unit, consisting of a single Exchangeable Note and a single Amortizing Note prior to separation pursuant Section 2.03 or subsequent to recreation pursuant to Section 2.04. Any reference herein to a “Unit,” unless the context otherwise requires, means $1,000 stated amount of Units.

“Units Agent” means the Person named as the “Units Agent” in the first paragraph of this Agreement until a successor Units Agent shall have become such pursuant to Article 8, and thereafter “Units Agent” shall mean such Person, in each case, acting in such capacity.

Section 1.02.  Compliance Certificates and Opinions.  Upon any application or request by the Company or the Note Issuer to the Units Agent to take any action in accordance with any provision of this Agreement, the Company or the Note Issuer, as applicable, shall furnish to the Units Agent an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with.

Every Officers’ Certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

(i)                                     a statement that each individual signing such Officers’ Certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(ii)                                  a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers’ Certificate or opinion are based;

(iii)                               a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)                              a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Any certificate, statement or opinion of an officer of the Company or the Note Issuer, as applicable, may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.  Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters relating to information that is in the possession of the Company or the Note Issuer, as applicable, upon the certificate, statement or opinion of or representations by an officer or officers of the Company or the Note Issuer, as applicable, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate, statement or opinion of an officer of the Company or the Note Issuer, as applicable, or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company or the Note Issuer, as applicable, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

Any certificate or opinion of any independent firm of public accountants filed with and directed to the Units Agent shall contain a statement that such firm is independent.

Section 1.03.  Notices.  Any notice or demand which by any provision of this Agreement is required or permitted to be given or served by the Units Agent or by the Holders to or on the Company or the Note Issuer may be given or served by being deposited postage prepaid, first class mail (except as otherwise specifically provided herein) addressed (until another address of the Company or the Note Issuer is filed by the Company or the Note Issuer with the Units Agent) (a) in the case of the Company, to Hovnanian Enterprises, Inc., 110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701, and (b) in the case of the Note Issuer, to K. Hovnanian Enterprises, Inc., 110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701.  Any notice, direction, request or demand by the Company, the Note Issuer or any Holder to or upon the Units Agent shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first class mail (except as otherwise specifically provided herein) addressed (until another address of the Units Agent is filed by the Units Agent with the Company and the Note Issuer) to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890.

Where this Agreement provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security Register.  Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Units Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.04.  Effect of Headings and Table of Contents.  The Article and Section headings herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.05.  Successors and Assigns.  All covenants and agreements in this Agreement by the Company, the Note Issuer and the Units Agent shall bind their respective successors and assigns, whether so expressed or not.

Section 1.06.  Separability Clause.  In case any provision in this Agreement or in the Units shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

Section 1.07.  Benefits of Agreement.  Nothing contained in this Agreement or in the Units, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Units by their acceptance of delivery of such Units.

Section 1.08.  Governing Law.  This Agreement and the Units, and any claim, controversy or dispute arising under or related to this Agreement or the Units, shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 1.09.  Conflict with Indenture.  To the extent that any provision of this Units Agreement relating to or affecting any Notes conflicts with or is inconsistent with the applicable Indenture, such Indenture shall govern.

Section 1.10.  Counterparts.  This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

Section 1.11.  Inspection of Agreement.  A copy of this Agreement shall be available at all reasonable times during normal business hours at Hovnanian Enterprises, Inc., 110 West Front Street, Red Bank, New Jersey 07701 for inspection by any Holder or Beneficial Holder.

ARTICLE 2
UNIT FORMS

Section 2.01.  Form of Units Generally.  (a)  The Units shall be in substantially the form set forth in Exhibit A, which shall be incorporated in and made a part of this Units Agreement, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units may be listed or of any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company and the Note Issuer executing such Units, as evidenced by their execution thereof.

(b)                                 The Units shall be issuable only in registered form and only in denominations of a single unit, $1,000 in stated amount per Unit, and any integral multiple thereof.

(c)                                  The Units will initially be issued in the form of one or more fully registered Global Units as set forth in Section 3.06.

(d)                                 Definitive Units shall be printed, lithographed or engraved with steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company and the Note Issuer executing the Units evidenced by such Definitive Units, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

(e)                                  Every Global Unit executed, authenticated and delivered hereunder shall bear a legend in substantially the following form:

“THIS SECURITY IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNITS AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY AND THE NOTE ISSUER OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”

Section 2.02.  Form of Certificate of Authentication.  The form of certificate of authentication of the Units shall be in substantially the form set forth in the form of Unit attached hereto.

Section 2.03.  Global Units; Separation of Units.

(a)                        On any Business Day during the period beginning on, and including, the Business Day immediately following the Issue Date to, but excluding, the third Scheduled Trading Day immediately preceding December 1, 2017, and also excluding the Business Day immediately preceding any Installment Payment Date (provided that, for the avoidance of doubt, such right to separate Units shall resume after such Business Day), a Holder or Beneficial Holder of a Unit may separate such Unit into its constituent Exchangeable Note and Amortizing Note (each such separated Exchangeable Note and separated Amortizing Note, a “Separate Exchangeable Note” and “Separate Amortizing Note,” respectively), which will thereafter trade under their respective CUSIP numbers (442488 BP6 and 442488 BQ4), in which case that Unit shall cease to exist. Beneficial interests in a Unit, and after separation, the Separate Exchangeable Note and Separate Amortizing Note, will be shown on and transfers will be effected through direct or indirect participants in DTC. Beneficial interests in Units, Separate Exchangeable Notes and Separate Amortizing Notes will be evidenced by Global Units, Global Exchangeable Notes and Global Amortizing Notes, respectively. In order to separate a Unit into its component parts, a Beneficial Holder must deliver written instruction to the broker or other direct or indirect participant (the “Participant”) through which it holds an interest in such Unit to notify DTC through DTC’s Deposit/Withdrawal at Custodian System (the “DWAC System”) of such Beneficial Holder’s election to separate such Unit, following which the Units Agent, the Depositary and, pursuant to the applicable Indenture, each Trustee shall reflect on their books and records (i) a decrease in the aggregate stated amount of Units represented by the Global Unit by the aggregate stated amount of Units so separated and a decrease in the number of Exchangeable Notes and Amortizing Notes represented by the Component Exchangeable Note and the Component Amortizing Note attached to the Global Unit as Attachments 3 and 4, respectively,  in each case, by the aggregate stated amount of Units so separated divided by $1,000 and (ii) a corresponding increase in the number of Exchangeable Notes and Amortizing Notes represented by the Global Exchangeable Note and the Global Amortizing Note, respectively, in each case, by the aggregate stated amount of Units so separated divided by $1,000. If, however, such Unit is in the form of a Definitive Security in accordance with Section 3.09, the Holder thereof must deliver to the Units Agent such Unit, together with a separation notice (which shall also be delivered to each Trustee, if other than the Units Agent), in the form set forth in Attachment 1 to the form of Unit attached hereto as Exhibit A. Upon the receipt of such separation notice, the Company shall promptly cause delivery, in accordance with the delivery instructions set forth in such separation notice, of one Separate Exchangeable Note and one Separate Amortizing Note, in each case in definitive form, for each $1,000 in stated amount of Units so separated. Separate Exchangeable Notes and Separate Amortizing Notes will be transferable independently from each other.

(b)                       Holders which elect to separate the Notes constituting components of a Unit in accordance with this Section 2.03 shall be responsible for any fees or expenses payable in connection with such separation, and neither the Company nor the Units Agent shall be liable for any such fees or expenses.

Section 2.04.  Recreation of Units.

(a)                        On any Business Day during the period beginning on, and including, the Business Day immediately following the Issue Date to, but excluding, the third Scheduled Trading Day immediately preceding December 1, 2017, and also excluding the Business Day immediately preceding any Installment Payment Date (provided that, for the avoidance of doubt, such right to recreate Units shall resume after such Business Day), a Holder or Beneficial Holder of a Separate Exchangeable Note and a Separate Amortizing Note may recreate a Unit (which will thereafter trade under the CUSIP number 442488 BN1 for the Units), and each such Separate Exchangeable Note and Separate Amortizing Note shall cease to exist. In order to recreate a Separate Exchangeable Note and Separate Amortizing Note into a Unit, a Beneficial Holder must deliver written instruction to the Participant through which it holds an interest in such Separate Exchangeable Note and Separate Amortizing Note to notify DTC through the DTC’s DWAC System of such Beneficial Holder’s election to recreate a Unit, following which the Units Agent, the Depositary and, pursuant to the applicable Indenture, each Trustee shall reflect on their books and records (i) an increase in the aggregate stated amount of Units represented by the Global Unit by the aggregate stated amount of Units so recreated and an increase in the number of Exchangeable Notes and Amortizing Notes represented by the Component Exchangeable Note and the Component Amortizing Note attached to the Global Unit as Attachments 3 and 4, respectively, in each case, by the aggregate stated amount of Units so recreated divided by $1,000 and (ii) a corresponding decrease in the number of Exchangeable Notes and Amortizing Notes represented by the Global Exchangeable Note and Global Amortizing Note, respectively, in each case, by the aggregate stated amount of Units so recreated divided by $1,000. If, however, such Separate Exchangeable Note and Separate Amortizing Note are in the form of Definitive Securities, the Holder thereof must deliver to the Units Agent such Definitive Securities, together with a recreation notice (which shall also be delivered to each Trustee, if other than the Units Agent), in the form set forth in Attachment 2 to the form of Unit attached hereto as Exhibit A. Upon the receipt of such recreation notice, the Company shall promptly cause delivery, in accordance with the delivery instructions set forth in such recreation notice, of a Unit in definitive form with aggregate stated amount equal to $1,000 per Unit so recreated.

(b)                       Holders that recreate Units in accordance with this Section 2.04 shall be responsible for any fees or expenses payable in connection with such recreation, and neither the Company nor the Units Agent shall be liable for any such fees or expenses.

Section 2.05.   Exercise/Required Repurchase.

(a)                        Any Holder of a Definitive Unit may surrender such Unit to the Units Agent in connection with any exchange of the Exchangeable Note included in such Unit for Class A common stock of the Company or any required repurchase at the option of such Holder of any Component Definitive Note, in each case, pursuant to the applicable Indenture, in which case the Units Agent shall cause the delivery of each such Component Definitive Note to the applicable Trustee.

(b)                       If (x) any Component Definitive Note included in any Definitive Unit has been surrendered for required repurchase, and (y) the other Component Definitive Note included in such Unit will remain outstanding beyond the applicable repurchase date, in each case, pursuant to the applicable Indenture, the Note Issuer shall issue a Separate Amortizing Note or Separate Exchangeable Note, as applicable, in definitive form to the applicable Holder evidencing the Note that will remain outstanding.

(c)                        If (x) the Exchangeable Note included in any Definitive Unit has been surrendered for exchange for Class A common stock of the Company, and (y) the Amortizing Note included in such Unit will remain outstanding beyond the settlement date for the consideration due upon exchange, in each case, pursuant to the applicable Indenture, the Note Issuer shall issue a Separate Amortizing Note in definitive form to the applicable Holder evidencing such Amortizing Note.

(d)                       To effect an exchange of any Component Exchangeable Notes for Class A common stock of the Company or a required repurchase of any Component Notes constituting part of a Global Unit, the Holder or Beneficial Holder thereof must comply with applicable procedures of the Depositary therefor, in which event:

(i)                                     the Units Agent and the Depositary will reflect a decrease on their books and records in the aggregate stated amount of Units reflected by such Global Unit equal to the aggregate stated amount of Units that contained the Component Notes so exchanged or repurchased, and

(ii)                                  if any Component Notes included in such Unit will remain outstanding beyond the applicable repurchase date or settlement date, pursuant to the applicable Indenture, the Depositary and, pursuant to the applicable Indenture, the applicable Trustee shall reflect on their books and records a corresponding increase in the number of Notes represented by the applicable Global Note equal to the number of such Notes that will remain outstanding.

ARTICLE 3
THE UNITS

Section 3.01.  Amount and Denominations.  The aggregate stated amount of Units executed, authenticated and delivered hereunder is limited to $100,000,000 (equivalent to 100,000 Units), except for Units executed, authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of, other Units pursuant to Section 3.04, Section 3.05, Section 3.10 or Section 7.05.

Units that are not in the form of Global Units shall be issuable in denominations of a single Unit, $1,000 in stated amount per Unit, and integral multiples in excess thereof.

Section 3.02.  Rights and Obligations Evidenced by the Units.  Each Unit certificate shall evidence the aggregate stated amount of Units specified therein, with each $1,000 in stated amount of such Unit representing the rights and obligations of the Holder thereof, the Company, the Note Issuer and other parties to the Indentures under a single Unit composed of (i) one Exchangeable Note and (ii) one Amortizing Note.  The Holder of a Unit shall, for all purposes hereunder and under the applicable Indenture, be deemed to be the holder of the Exchangeable Note and the Amortizing Note that are components of a single Unit.

Section 3.03.  Execution, Authentication, Delivery and Dating.  Upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company and the Note Issuer may deliver Units executed by the Company and the Note Issuer to the Units Agent for authentication and delivery, together with the Company’s Issuer Order for authentication of such Units, and the Units Agent in accordance with such Issuer Order shall authenticate and deliver such Units.

The Units shall be executed on behalf of the Company and the Note Issuer by any authorized officer of the Company and the Note Issuer, respectively. The signature of any such officer on the Units may be manual or facsimile.

Units bearing the manual or facsimile signature of an individual who was at any time the proper officer of the Company or the Note Issuer shall bind the Company or the Note Issuer, as the case may be, notwithstanding that such individual has ceased to hold such offices prior to the authentication and delivery of such Units or did not hold such offices at the date of such Units.

Each Unit shall be dated the date of its authentication.

No Unit shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Unit a certificate of authentication substantially in the form provided for herein executed by an authorized officer of the Units Agent by manual signature, and such certificate upon any Unit shall be conclusive evidence, and the only evidence, that such Unit has been duly authenticated and delivered hereunder.

Section 3.04.  Temporary Units.  Pending the preparation of Definitive Units, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver, in lieu of such Definitive Units, temporary Units that are in substantially the form set forth in Exhibit A hereto, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Units may be listed, or as may, consistently herewith, be determined by the officers of the Company executing such Units, as evidenced by their execution of the Units.

If temporary Units are issued, the Company and the Note Issuer will cause Definitive Units to be prepared without unreasonable delay. After the preparation of Definitive Units, the temporary Units shall be exchangeable for Definitive Units upon surrender of the temporary Units at the Corporate Trust Office, at the expense of the Company and the Note Issuer and without charge to the Holder or the Units Agent. Upon surrender for cancellation of any one or more temporary Units, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver in exchange therefor one or more Definitive Units of like tenor and denominations and evidencing a like aggregate stated amount of Units as the temporary Unit or Units so surrendered. Until so exchanged, the temporary Units shall in all respects evidence the same benefits and the same obligations with respect to the Units evidenced thereby as Definitive Units.

Section 3.05.  Registration; Registration of Transfer and Exchange.  The Company and the Note Issuer shall cause to be kept at the Corporate Trust Office a register (the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company and the Note Issuer shall provide for the registration of Definitive Units and of transfers of Definitive Units. The Units Agent is hereby initially appointed Security Registrar (the “Security Registrar”) for the purpose of registration of Definitive Units and transfers of Definitive Units as provided herein.

Upon surrender for registration of transfer of any Definitive Unit at the Corporate Trust Office, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver, to the designated transferee or transferees, one or more new Definitive Units of any authorized denominations, of like tenor, and evidencing a like aggregate stated amount of Units.

At the option of the Holder, Definitive Units may be exchanged for other Definitive Units, of any authorized denomination and evidencing a like aggregate stated amount of Units, upon surrender of the Definitive Units to be exchanged at the Corporate Trust Office. Whenever any Definitive Units are so surrendered for exchange, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver the Definitive Units which the Holder making the exchange is entitled to receive.

All Definitive Units issued upon any registration of transfer or exchange of a Definitive Unit shall evidence the ownership of the same aggregate stated amount of Units, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Definitive Units surrendered upon such registration of transfer or exchange.

Every Definitive Unit presented or surrendered for registration of transfer or exchange shall (if so required by the Units Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Note Issuer and the Units Agent duly executed by the Holder thereof, or its attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of a Definitive Unit, but the Company or the Units Agent on behalf of the Company may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Definitive Units, other than any exchanges pursuant to Section 3.06 and Section 7.05 not involving any transfer.

Notwithstanding the foregoing, the Company and the Note Issuer shall not be obligated to execute and deliver to the Units Agent, and the Units Agent shall not be obligated to authenticate or deliver any Definitive Unit in exchange for any other Definitive Unit (i) if the Exchangeable Note included in such Unit has been surrendered for exchange for shares of Class A common stock of the Company pursuant to the Exchangeable Notes Indenture, (ii) the Exchangeable Note and/or the Amortizing Note included in such Unit has been surrendered for required repurchase or (iii) on or after the Business Day immediately preceding December 1, 2017. In lieu of delivery of a new Definitive Unit, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, (x) if the relevant Exchangeable Note has been so exchanged, the Note Issuer (or the Company on its behalf) shall deliver to the Holder or its designee the shares of its Class A common stock deliverable upon such exchange (together with cash in lieu of any fractional share) pursuant to the Exchangeable Notes Indenture, and if the Amortizing Note included in such Unit will remain outstanding beyond the settlement date for the consideration due upon exchange, the Note Issuer shall deliver a certificate for a Separate Amortizing Note to the Holder or its designated transferee, (y) if either or both Notes included in such Unit have been surrendered for required repurchase, the Note Issuer shall make the required payment on each Note so surrendered pursuant to the terms of the applicable Indenture and if either Note will remain outstanding after such required repurchase, the Note Issuer shall deliver a certificate for the Separate Note to remain outstanding and (z) if the Notes included in such Unit have become due and payable on the Maturity Date (as defined in the Exchangeable Notes Indenture), the Note Issuer shall make the required principal payment on the Exchangeable Note and shall make the final Installment Payment on the Amortizing Note, in each case, pursuant to the terms of the applicable Note and the applicable Indenture.

Section 3.06.  Book-Entry Interests.  The Units, on original issuance, will be issued in the form of one or more fully registered Global Units, to be delivered to the Depositary or its custodian by, or on behalf of, the Company and the Note Issuer. The Company and the Note Issuer hereby designate DTC as the initial Depositary. Such Global Units shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of DTC, and no Beneficial Holder will receive a Definitive Unit representing such Beneficial Holder’s interest in such Global Unit, except as provided in Section 3.09. Unless and until definitive, fully registered Units have been issued to Beneficial Holders pursuant to Section 3.09:

(i)                                     the provisions of this Section 3.06 shall be in full force and effect;

(ii)                                  the Company and the Note Issuer shall treat the Depositary for all purposes of this Agreement as the Holder of the Global Units and shall have no obligation to the Beneficial Holders;

(iii)                               to the extent that the provisions of this Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

(iv)                              the rights of the Beneficial Holders shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Holders and the Depositary or the Depositary Participants;

provided that a Beneficial Holder may directly enforce its right pursuant to Section 3.09(iii) to exchange its beneficial interest in a Global Unit for a Definitive Unit.

Section 3.07.  Notices to Holders.  Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company’s agent shall give such notices and communications to the Holders and, with respect to any Units registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company’s agent shall, except as set forth herein, have no obligations to give such notices and communications directly to the Beneficial Holders.

Section 3.08.  Appointment of Successor Depositary.  If the Depositary elects to discontinue its services as securities depositary with respect to the Units, the Company and the Note Issuer may, in their sole discretion, appoint a successor Depositary with respect to such Units.

Section 3.09.  Definitive Securities.  If:

(i)                                     the Depositary is unwilling or unable to continue as depositary for the Global Units and the Company is unable to find a qualified replacement for such Depository within 90 days;

(ii)                                  at any time the Depositary ceases to be a Clearing Agency registered under the Exchange Act; or

(iii)                               an Event of Default under either Indenture (as defined therein), a default hereunder, or any failure on the part of the Company or the Note Issuer to observe or perform any covenant or agreement in either Indenture or the Notes, has occurred and is continuing and a Beneficial Holder requests that its Units be issued in physical, certificated form, then, in each case the Company and the Note Issuer shall execute, and the Units Agent, upon receipt of an Issuer Order for the authentication and delivery of Definitive Units, shall authenticate and deliver Definitive Units representing the aggregate stated amount of Units represented by such Global Unit or Units (or representing an aggregate stated amount of Units equal to the aggregate stated amount of Units in respect of which such Beneficial Holder has requested the issuance of Definitive Units pursuant to clause (iii) above) in exchange for such Global Unit or Units (or portion thereof). Each Definitive Unit so delivered shall evidence Units of the same kind and tenor as the Global Unit so surrendered in respect thereof.

Section 3.10.  Mutilated, Destroyed, Lost and Stolen Units.  If any mutilated Definitive Unit is surrendered to the Units Agent, at the expense of the Holder, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver in exchange therefor a new Definitive Unit, evidencing the same aggregate stated amount of Units, and bearing a security number not contemporaneously outstanding.

If there shall be delivered to the Company, the Note Issuer and the Units Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Definitive Unit, and (ii) such security or indemnity as may be reasonably required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company, the Note Issuer or the Units Agent that such Definitive Unit has been acquired by a protected purchaser, at the expense of the Holder, the Company and the Note Issuer shall execute and deliver to the Units Agent, and the Units Agent shall authenticate and deliver to the Holder, in lieu of any such destroyed, lost or stolen Definitive Unit, a new Definitive Unit, evidencing the same aggregate stated amount of Units, and bearing a security number not contemporaneously outstanding.

Notwithstanding the foregoing, the Company and the Note Issuer shall not be obligated to execute and deliver to the Units Agent, and the Units Agent shall not be obligated to authenticate and deliver to the Holder, a Definitive Unit pursuant to this Section (i) if the Exchangeable Note included in such Unit has been surrendered for exchange for shares of Class A common stock of the Company pursuant to the Exchangeable Notes Indenture, (ii) the Exchangeable Note and/or the Amortizing Note included in such Unit has been surrendered for required repurchase or (iii) on or after the Business Day immediately preceding December 1, 2017. In lieu of delivery of a new Definitive Unit, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, (x) if the relevant Exchangeable Note has been so exchanged, the Note Issuer (or the Company on its behalf) shall deliver to the Holder or its designee the shares of its Class A common stock deliverable upon such exchange (together with cash in lieu of any fractional share) pursuant to the Exchangeable Notes Indenture, and if the Amortizing Note included in such Unit will remain outstanding beyond the settlement date for the consideration due upon exchange, the Note Issuer shall deliver a certificate for a Separate Amortizing Note to the Holder or its designated transferee, (y) if either or both Notes included in such Unit have been surrendered for required repurchase, the Note Issuer shall make the required payment on each Note so surrendered pursuant to the terms of the applicable Indenture and if either Note will remain outstanding after such required repurchase, the Note Issuer shall deliver a certificate for the Separate Note to remain outstanding and (z) if the Notes included in such Unit have become due and payable on the Maturity Date (as defined in the Exchangeable Notes Indenture), the Note Issuer shall make the required principal payment on the Exchangeable Note and shall make the final Installment Payment on the Amortizing Note, in each case, pursuant to the terms of the applicable Note and the applicable Indenture.

Upon the issuance of any new Definitive Unit under this Section 3.10, the Company, the Note Issuer and the Units Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Units Agent) connected therewith.

Every new Definitive Unit issued pursuant to this Section 3.10 in lieu of any destroyed, lost or stolen Definitive Unit shall constitute an original additional contractual obligation of the Company and the Note Issuer and of the Holder in respect of the Units evidenced thereby, whether or not the destroyed, lost or stolen Definitive Unit shall be found at any time. Such new Definitive Unit (and the Units evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Units delivered hereunder.

The provisions of this Section 3.10 are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Definitive Units.

Section 3.11.  Persons Deemed Owners.  Prior to due presentment of a Definitive Unit for registration of transfer, the Company, the Note Issuer, and the Units Agent, and any agent of the Company, the Note Issuer or the Units Agent, may treat the Person in whose name such Definitive Unit is registered as the owner of the Units evidenced thereby for all purposes whatsoever, and none of the Company, the Note Issuer nor the Units Agent, nor any agent of the Company, the Note Issuer or the Units Agent, shall be affected by notice to the contrary.

Neither the Units Agent nor the Security Registrar shall have any responsibility or obligation to any Beneficial Holder in a Global Unit, an agent member or other Person with respect to the accuracy of the records of the Depositary or its nominee or of any agent member, with respect to any ownership interest in the Units or with respect to the delivery to any agent member, Beneficial Holder or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Units (or the Component Notes).  All notices and communications to be given to the Holders and all payments or deliveries to be made to Holders under the Component Notes and this Agreement shall be given or made only to or upon the order of the registered Holders (which shall be the Depositary or its nominee in the case of a Global Unit or Component Note).  The rights of Beneficial Holders in Global Units or Component Notes shall be exercised only through the Depositary subject to the applicable procedures.  The Units Agent and the Security Registrar shall be entitled to rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any Beneficial Holders.  The Units Agent and the Security Registrar shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered Holder of any Global Unit for all purposes of this Agreement relating to such Global Unit (including the payment or delivery of amounts due under the Component Notes and the giving of instructions or directions by or to any Beneficial Holder) as the sole Holder of such Global Unit and shall have no obligations to the Beneficial Holders thereof.  Neither the Units Agent nor the Security Registrar shall have any responsibility or liability for any acts or omissions of the Depositary with respect to such Global Unit, for the records of any such Depositary, including records in respect of the Beneficial Holders of any such Global Unit, for any transactions between the Depositary and any agent member or between or among the Depositary, any such agent member and/or any Holder or Beneficial Holder of such Global Unit, or for any transfers of beneficial interests in any such Global Unit.

Notwithstanding the foregoing, with respect to any Global Unit or Component Note, nothing herein shall prevent the Company, the Units Agent or any agent of the Company or the Units Agent from giving effect to any written certification, proxy or other authorization furnished by any depositary (or its nominee), as a Holder, with respect to such Global Unit or Component Note or shall impair, as between such Depositary and Beneficial Holders of such Global

Unit or Component Note, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Unit or Component Note.

Neither the Units Agent nor the Security Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Unit (including any transfers between or among participants of DTC, members or Beneficial Holders in any Global Unit) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 3.12.  Cancellation.  All Securities surrendered for separation or recreation and all Units surrendered for exchange or required repurchase of the Notes included therein pursuant to Section 2.05 and the applicable Indenture or upon the registration of transfer of a Unit or exchange of a Unit for other Units shall, if surrendered to any Person other than the Units Agent, be delivered to the Units Agent and, if not already cancelled, be promptly cancelled by it; provided, however, that the Units Agent shall deliver any Notes included in such Units or Separate Notes so surrendered to it to the applicable Trustee for disposition in accordance with the provisions of the applicable Indenture. The Company may at any time (subject to the following paragraph) deliver to the Units Agent for cancellation any Units previously executed, authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Units so delivered shall, upon an Issuer Order of the Company, be promptly cancelled by the Units Agent; provided, however, that the Units Agent shall deliver the Notes included in such Units to the applicable Trustee for disposition in accordance with the provisions of the applicable Indenture. No Units shall be executed, authenticated and delivered in lieu of or in exchange for any Units cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Units held by the Units Agent shall be disposed of in accordance with its customary practices.

The Company or the Note Issuer may from time to time repurchase Units or Separate Notes in open market purchases or by tender at any price, or in negotiated transactions, in each case without prior notice to Holders.  Any Units (including any Notes included therein) or Separate Notes purchased by the Company or the Note Issuer shall be promptly delivered to the Units Agent or the applicable Trustee for cancellation in accordance with this Agreement or the applicable Indenture, as the case may be.

ARTICLE 4
CONCERNING THE HOLDERS OF UNITS

Section 4.01.  Evidence of Action Taken by Holders.  Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by a specified percentage of Units may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in Person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Units Agent.  Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 6.01 and Section 6.03) conclusive in favor of the Units Agent, the Company and the Note Issuer, if made in the manner provided in this Article 4.

Section 4.02.  Proof of Execution of Instruments and of Holding of Units.  Subject to Section 6.01 and Section 6.03, the execution of any instrument by a Holder or his agent or proxy may be proved in the following manner:

(a)                        The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer.  Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the Person executing the same.

(b)                       The ownership of the Units shall be proved by the Security Register or by a certificate of the Security Registrar.

Section 4.03.  Units Deemed Not Outstanding.  In determining whether the Holders of the requisite stated amount of Outstanding Units have concurred in any direction, consent or waiver under this Agreement, Units which are owned by the Company or by any Affiliate of the Company with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding Units for the purpose of any such determination, except that for the purpose of determining whether the Units Agent shall be protected in relying on any such direction, consent or waiver only Units which a Responsible Officer of the Units Agent knows are so owned shall be so disregarded.  Units so owned which have been pledged in good faith may be regarded as Outstanding Units if the pledgee establishes to the satisfaction of the Units Agent the pledgee’s right so to act with respect to such Units and that the pledgee is not the Company or any Affiliate of the Company.  In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Units Agent in accordance with such advice.  Upon request of the Units Agent, the Company shall furnish to the Units Agent promptly an Officers’ Certificate listing and identifying all Units, if any, known by the Company to be owned or held by or for the account of any of the above described Persons; and, subject to Section 6.01 and Section 6.03, the Units Agent shall be entitled to accept such Officers’ Certificate as conclusive evidence of the facts therein set forth and of the fact that all Units not listed therein are Outstanding Units for the purpose of any such determination.

Section 4.04.  Right of Revocation of Action Taken.  At any time prior to (but not after) the evidencing to the Units Agent, as provided in Section 4.01, of the taking of any action by the Holders of the percentage of Units specified in this Agreement in connection with such action, any Holder of a Unit the serial number of which is shown by the evidence to be included among the serial numbers of the Units the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article 4, revoke such action so far as concerns such Unit; provided that such revocation shall not become effective until three Business Days after such filing.  Except as aforesaid, any such action taken by the Holder of any Unit shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Unit and of any Units issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Unit.  Any action taken by the Holders of the percentage of Units specified in this Agreement in connection with such action shall be conclusively binding upon the Company, the Note Issuer, the Units Agent and the Holders of all the Units affected by such action.

Section 4.05.  Record Date for Consents and Waivers.  The Company may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given made or taken by Holders of Units.  If a record date is fixed, the Holders on such record date, or their duly designated proxies, and any such Persons, shall be entitled to give, make or take any such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holder remains a Holder after such record date; provided, however, that unless such waiver or consent is obtained from the Holders, or duly designated proxies, of the requisite stated amount of Outstanding Units prior to the date which is the 120th day after such record date, any such waiver or consent previously given shall automatically and, without further action by any Holder be cancelled and of no further effect.

ARTICLE 5

Section 5.01.  Notice To Units Agent;  Limitation On Proceedings.  Holders of not less than 25% of Outstanding Units, by notice given to the Units Agent, may request the Units Agent to institute proceedings with respect to a default relating to any covenant hereunder.  No Holder of Units may institute any proceedings, judicial or otherwise, with respect to this Agreement or for any remedy hereunder, except in the case of failure of the Units Agent, for 60 days, to act after the Units Agent has received a written request to institute proceedings in respect of a default with respect to any covenant hereunder from the Holders of not less than 25% of the Outstanding Units, as well as an offer of indemnity reasonably satisfactory to the Units Agent.

Section 5.02.  Restoration of Rights and Remedies.  If any Holder or the Units Agent has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder or the Units Agent, then and in every such case, subject to any determination in such proceeding, the Company and the Note Issuer, as the case may be, and such Holder or the Units Agent shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

Section 5.03.  Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Units in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders or the Units Agent is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.04.  Delay or Omission Not Waiver.  No delay or omission of any Holder or the Units Agent to exercise any right or remedy upon a default hereunder shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders or the Units Agent may be exercised from time to time, and as often as may be deemed expedient, by such Holders or the Units Agent.

Section 5.05.  Undertaking for Costs.  All parties to this Agreement agree, and each Holder of a Unit, by its acceptance of such Unit shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Units

Agent for any action taken, suffered or omitted by it as Units Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by (a) the Units Agent or (b) any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Units.

Section 5.06.  Waiver of Stay or Extension Laws.  The Company and the Note Issuer covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, or plead, or in any manner whatsoever claim or assume or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement, in each case, to the extent permitted by law; and the Company and the Note Issuer (to the extent that they may lawfully do so) hereby expressly waive all benefit or advantage of any such law and covenants that they will not hinder, delay or impede the execution of any power herein granted to the Units Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted, in each case, to the extent permitted by law.

Section 5.07.  Control by Majority.  The Holders of not less than a majority in stated amount of Outstanding Units shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Units Agent hereunder or under the Units, or of exercising any trust or power conferred upon the Units Agent hereunder or under the Units; provided that the Units Agent has received indemnity reasonably satisfactory to it. Notwithstanding the foregoing, the Units Agent may refuse to follow any direction that is in conflict with any law or the Units Agreement, that may involve it in personal liability or that may be unduly prejudicial to the Holders of Units not joining in the action.

ARTICLE 6
THE UNITS AGENT

Section 6.01.  Certain Duties and Responsibilities.  (a) The Units Agent undertakes to perform such duties and only such duties as are specifically delegated to it and set forth in this Agreement.

(b)                       No provision of this Agreement shall be construed to relieve the Units Agent from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)                                     the duties and obligations of the Units Agent with respect to the Units shall be determined solely by the express provisions of this Agreement, and the Units Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Units Agent;

(ii)                                  in the absence of bad faith on the part of the Units Agent, the Units Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Units Agent and conforming to the requirements of this Agreement; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Units Agent, the Units Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement;

(iii)                               the Units Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Units Agent, unless it shall be proved that the Units Agent was negligent in ascertaining the pertinent facts; and

(iv)                              the Units Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.07 relating to the time, method and place of conducting any proceeding for any remedy available to the Units Agent, or exercising any right or power conferred upon the Units Agent under this Agreement.

(c)                        This Agreement shall not be deemed to create a fiduciary relationship under state or federal law between Wilmington Trust Company, in its capacity as the Units Agent, and any Holder of any Unit.

None of the provisions contained in this Agreement shall require the Units Agent to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

Section 6.02.  Notice of Default.  Within 90 days after the occurrence of any default by the Company or the Note Issuer hereunder of which a Responsible Officer of the Units Agent has knowledge, subject to Section 6.03(h) hereof, the Units Agent shall transmit by mail to the Company, the Note Issuer and the Holders of Units, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such Responsible Officer of the Units Agent has actual knowledge that such default shall have been cured or waived.

Section 6.03.  Certain Rights of Units Agent.  Subject to the provisions of Section 6.01:

(a)                        the Units Agent may rely and shall be protected in acting or refraining from acting upon any resolution, Officers’ Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)                       any request, direction, order or demand of the Company or the Note Issuer mentioned herein shall be sufficiently evidenced by an Officers’ Certificate or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Units Agent by a Board Resolution;

(c)                        the Units Agent may consult with counsel of its selection and any advice of such counsel promptly confirmed in writing shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

(d)                       the Units Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request, order or direction of any of the Holders pursuant to the provisions of this Agreement, unless such Holders shall have offered to the Units Agent reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

(e)                        the Units Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement;

(f)                          the Units Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in stated amount of the Outstanding Units; provided that, if the payment within a reasonable time to the Units Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Units Agent, not reasonably assured to the Units Agent by the security afforded to it by the terms of this Agreement, the Units Agent may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Units Agent or any predecessor Units Agent, shall be repaid by the Company upon demand;

(g)        the Units Agent may execute any of the rights or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Units Agent shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

(h)        the Units Agent shall not be charged with knowledge of any default with respect to the Units unless a Responsible Officer of the Units Agent assigned to the Corporate Trust Office of the Units Agent (or any successor division or department of the Units Agent) shall have received written notice of such default from the Company, the Note Issuer or any Holder;

(i)         the Units Agent shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(j)         the permissive rights of the Units Agent hereunder shall not be construed as duties;

(k)        in no event shall the Units Agent be liable for any consequential, special, punitive or indirect loss or damages, even if advised of the likelihood thereof in advance and regardless of the form of action;

(l)         the rights, privileges, protections, immunities and benefits given to the Units Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed by the Units Agent to act hereunder;

(m)       the Units Agent may request that the Company (on behalf of itself and the Note Issuer) deliver an Officers’ Certificate setting forth the name of the individuals and/or titles of Officers authorized at such time to take specific actions pursuant to this Agreement, which Officers’ Certificate may be signed by any Person authorized to sign an Officers’ Certificate, including any Person specified as so authorized in any such Officers’ Certificate previously delivered and not superseded; and

(n)        the Units Agent shall not be responsible for delays or failures in performance of its obligations hereunder resulting from acts beyond its reasonable control.  Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes, terrorist attacks or other disasters, it being understood that each of the Units Agent shall use reasonable best efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 6.04.  Not Responsible for Recitals.  The recitals contained herein and in the Certificates shall be taken as the statements of the Company or the Note Issuer, as the case may be, and the Units Agent does not assume any responsibility for their accuracy. The Units Agent does not make any representations as to the validity or sufficiency of either this Agreement or of the Units. The Units Agent shall not be accountable for the use or application by the Company or the Note Issuer of the proceeds in respect of the Units.

Section 6.05.  May Hold Units.  Any Security Registrar, any other agent of the Company, the Units Agent, and any of their Affiliates, in their individual or any other capacity, may become the owner of Units and Separate Notes and may otherwise deal with the Company, the Note Issuer or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Units Agent. The Company and the Note Issuer may become the owner of Units and Separate Notes, subject to Section 3.12.

Section 6.06.  Compensation, Reimbursement and Indemnification.  The Company covenants and agrees to pay to the Units Agent from time to time, and the Units Agent shall be entitled to, such compensation as shall be agreed to in writing between the Company and the Units Agent and the Company covenants and agrees to pay or reimburse the Units Agent and each predecessor Units Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith.  The Company also covenants to indemnify the Units Agent and each predecessor Units Agent for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Units Agent), incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises.  The obligations of the agreement under this Section 6.06 to compensate and indemnify the Units Agent and each predecessor Units Agent and to pay or reimburse the Units Agent and each predecessor Units Agent for expenses, disbursements and advances shall survive the satisfaction and discharge of this Agreement or the resignation or removal of the Units Agent.  If the Units Agent incurs any expenses, or if the Units Agent is entitled to any compensation for services rendered (including fees and expenses of its agent and counsel), in each case, in connection with the performance of its obligations under this Agreement after the occurrence of a Bankruptcy Event, then any such expenses or compensation are intended to constitute expenses of administration under applicable Bankruptcy Laws.

Section 6.07.  Corporate Units Agent Required; Eligibility.  There shall at all times be a Units Agent hereunder.  The Units Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any state thereof or the District of Columbia having a combined capital and surplus of at least $25,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal, state or District of Columbia authority, or a corporation or other Person permitted to act as trustee by the Commission.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Units Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Article.

Section 6.08.  Resignation and Removal; Appointment of Successor.  (a) No resignation or removal of the Units Agent and no appointment of a successor Units Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Units Agent in accordance with the applicable requirements of Section 6.09.

(b)        The Units Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Units Agent required by Section 6.09 shall not have been delivered to the Units Agent within 30 days after the giving of such notice of resignation, the resigning Units Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Units Agent.

(c)        The Units Agent may be removed at any time the Holders of a majority in stated amount of the Outstanding Units. If the instrument of acceptance by a successor Units Agent required by Section 6.09 shall not have been delivered to the Units Agent within 30 days after evidence of such removal is delivered to the Company and Units Agent, the removed Units Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Units Agent.

(d)        If at any time:

(i)        the Units Agent shall cease to be eligible under Section 6.07 and shall fail to resign after written request therefor by the Company or by any such Holder; or

(ii)       the Units Agent shall be adjudged bankrupt or insolvent or a receiver of the Units Agent or of its property shall be appointed or any public officer shall take charge or control of the Units Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Units Agent, or (y) any Holder who has been a bona fide Holder of a Unit for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Units Agent and the appointment of a successor Units Agent.

(e)        If the Units Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Units Agent for any cause, the Company and the Note Issuer shall promptly appoint a successor Units Agent and shall comply with the applicable requirements of Section 6.09. If no successor Units Agent shall have been so appointed by the Company and the Note Issuer and accepted appointment in the manner required by Section 6.09, any Holder who has been a bona fide Holder of a Unit for at least six months, on behalf of itself and all others similarly situated, or the Units Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Units Agent.

(f)         The Company shall give, or shall cause such successor Units Agent to give, notice of each resignation and each removal of the Units Agent and each appointment of a successor Units Agent by mailing written notice of such event by first-class mail, postage prepaid, to Holders as their names and addresses appear in the applicable Security Register. Each notice shall include the name of the successor Units Agent and the address of its Corporate Trust Office.

Section 6.09.  Acceptance of Appointment by Successor.  (a) In case of the appointment hereunder of a successor Units Agent, every such successor Units Agent so appointed shall execute, acknowledge and deliver to the Company and the Note Issuer and to the retiring Units Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Units Agent shall become effective and such successor Units Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Units Agent. At the request of the Company or the successor Units Agent, such retiring Units Agent shall, upon its receipt of payment or reimbursement of any amounts due to it hereunder, execute and deliver an instrument transferring to such successor Units Agent all the rights, powers and trusts of the retiring Units Agent.

(b)        Upon request of any such successor Units Agent, the Company and the Note Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Units Agent all such rights, powers and agencies referred to in paragraph (a) of this Section.

(c)        No successor Units Agent shall accept its appointment unless at the time of such acceptance such successor Units Agent shall be qualified and eligible under this Article.

Section 6.10.  Merger; Conversion; Consolidation or Succession to Business.  Any corporation into which the Units Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Units Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Units Agent, shall be the successor of the Units Agent hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. If any Units shall have been authenticated by the Units Agent then in office, but not delivered, any successor by merger, conversion or consolidation to such Units Agent may adopt such Units Agent’s authentication and deliver the Units so authenticated with the same effect as if such successor Units Agent had itself authenticated such Units.

Section 6.11.  Preservation of Information; Communications to Holders.  (a) The Units Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders as received by the Units Agent in its capacity as Security Registrar.

(b)        If three or more Holders (such three or more Holders, the “Applicants”) apply in writing to the Units Agent, and furnish to the Units Agent reasonable proof that each such Applicant has owned a Unit for a period of at least six months preceding the date of such application, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Units and is accompanied by a copy of the form of proxy or other communication that such Applicants propose to transmit, then the Units Agent shall mail to all the Holders copies of the form of proxy or other communication that is specified in such request, with reasonable promptness after a tender to the Units Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

ARTICLE 7
SUPPLEMENTAL AGREEMENTS

Section 7.01.  Supplemental Agreements Without Consent of Holders.  Without the consent of any Holders, the Company, the Note Issuer and the Units Agent at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company, the Note Issuer and the Units Agent, to:

(i)        evidence the succession of another Person to the Company or the Note Issuer pursuant to Article 8, and the assumption by any such successor of the covenants and obligations of the Company or the Note Issuer under this Agreement and the Units;

(ii)       add to the covenants of the Company or Note Issuer for the benefit of Holders or to surrender any of the Company’s or Note Issuer’s rights or powers;

(iii)      evidence and provide for the acceptance of appointment of a successor Units Agent in accordance with this Agreement;

(iv)     conform the terms of the Units or the provisions of this Agreement to the “Description of the Units” section in the Prospectus Supplement;

(v)      cure any ambiguity or manifest error, to correct or supplement any provisions that may be inconsistent, so long as such action does not adversely affect the interest of the Holders; or

(vi)     make any other provisions with respect to such matters or questions, so long as such action does not adversely affect the interest of the Holders.

Section 7.02.  Supplemental Agreements With Consent of Holders.  With the consent of the Holders of not less than a majority in stated amount of the Outstanding Units, the Units Agent, the Company, when authorized by a Board Resolution, and the Note Issuer, when authorized by a Board Resolution, may enter into an agreement or agreements supplemental hereto for the purpose of modifying this Agreement; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the consent of each Holder of an Outstanding Unit affected thereby reduce the above-stated percentage of Outstanding Units the consent of the Holders of which is required for the modification or amendment of the provisions of this Agreement.

It shall not be necessary for any consent of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such consent shall approve the substance thereof.

Section 7.03.  Execution of Supplemental Agreements.  In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Units Agent shall be provided, and (subject to Section 6.01) shall be fully protected in relying upon, an Officers’ Certificate and an Opinion of Counsel, in each case of the Company, stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and does not violate the Indentures, and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Units Agent may, but shall not be obligated to, enter into any such supplemental agreement that affects the Units Agent’s own rights, duties or immunities under this Agreement or otherwise.

Section 7.04.  Effect of Supplemental Agreements.  Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Units theretofore or thereafter authenticated and delivered hereunder, shall be bound thereby.

Section 7.05.  Reference to Supplemental Agreements.  Units authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Units Agent, bear a notation in form approved by the Units Agent as to any matter provided for in such supplemental agreement. If the Company and the Note Issuer shall so determine, new Units so modified as to conform, in the opinion of the Units Agent, the Company and the Note Issuer, to any such supplemental agreement may be prepared and executed by the Company and the Note Issuer and authenticated and delivered by the Units Agent in exchange for outstanding Units.

Section 7.06.  Notice of Supplemental Agreements.  After any supplemental agreement under this Article becomes effective, the Company shall mail to the Holders a notice briefly describing such supplemental agreement; provided, however, that the failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of such supplemental agreement.

ARTICLE 8
SUCCESSION OF COMPANY OR NOTE ISSUER

Section 8.01.  Succession of Company or Note Issuer.   Upon any succession of another Person to the obligations, rights and powers of the Company or the

Note Issuer under either Indenture, (i) such successor Person and (subject to Section 7.03) the other parties hereto shall execute a supplemental agreement, pursuant to which such successor Person shall assume all obligations, rights and powers of the Company or the Note Issuer, as the case may be, hereunder and under the Units, as if such successor Person were named as the Company or the Note Issuer herein and therein, and (ii) following execution of such supplemental agreement, if the Company or the Note Issuer has been discharged of its obligations under both Indentures, the Company or the Note Issuer, as the case may be, shall also be discharged from its obligations hereunder and under the Units.

ARTICLE 9
COVENANTS OF THE COMPANY AND THE NOTE ISSUER

Section 9.01.  Performance Under this Agreement.  Each of the Company and the Note Issuer covenants and agrees for the benefit of the Holders from time to time of the Units that it will duly and punctually perform its obligations under the Units in accordance with the terms of the Units and this Agreement.

Section 9.02. Maintenance of Office Or Agency.  The Company will maintain in the Borough of Manhattan, New York City or in Delaware an office or agency where Securities may be presented or surrendered to take any action provided for hereunder, and where notices and demands to or upon the Company in respect of the Units and this Agreement may be served. The Company will give prompt written notice to the Units Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Units Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Units Agent as its agent to receive all such presentations, surrenders, notices and demands. The Company may also from time to time designate one or more other offices or agencies where Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City or in Delaware for such purposes. The Company will give prompt written notice to the Units Agent of any such designation or rescission and of any change in the location of any such other office or agency.

Section 9.03.  Statements of Officers of the Company as to Default; Notice of Default.  (a) The Company will deliver to the Units Agent, within 120 days after the end of each fiscal year of the Company (which as of the Issue Date is October 31) ending after the date hereof, an Officers’ Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the knowledge of the signers thereof the Company or the Note Issuer is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company or the Note Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge and what action the Company or the Note Issuer, as the case may be, is taking or proposes to take with respect thereto.

(b)        The Company shall promptly deliver to the Units Agent written notice of the occurrence of any default in the performance and observance of any of the terms, provisions and conditions hereof and the status thereof.

Section 9.04.  Existence.  The Company and the Note Issuer shall each do or cause to be done all things necessary to preserve and keep in full force and effect its existence in accordance with their respective organizational documents, and the material rights, licenses and franchises of the Company and the Note Issuer; provided that this Section 9.04 shall not prohibit any transaction otherwise permitted by the Indentures.

Section 9.05. Tax Treatment.  The Company and the Note Issuer agree, and by purchasing a Unit each Beneficial Holder agrees, for United States federal income tax purposes, to (a) treat a Unit as an investment unit composed of two separate instruments, an Amortizing Note and an Exchangeable Note, and (b) in the case of each Beneficial Holder acquiring the Units at original issuance, allocate the stated amount of each Unit between the Amortizing Note and the Exchangeable Note so that such Beneficial Holder’s initial tax basis in each Amortizing Note will be $231.49 and such Beneficial Holder’s initial tax basis in each Exchangeable Note will be $768.51.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

K. HOVNANIAN ENTERPRISES, INC.

By:	/s/ J. Larry Sorsby
	Name:	J. Larry Sorsby
	Title:	Executive Vice President and Chief Financial Officer

WILMINGTON TRUST COMPANY, as Units Agent

By:	/s/ Joshua C. Jones
	Name:	Joshua C. Jones
	Title:	Assistant Secretary and Financial Services Officer

EXHIBIT A

[FORM OF FACE OF UNIT]

[THIS SECURITY IS A GLOBAL UNIT WITHIN THE MEANING OF THE UNITS AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY.  UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY AND THE NOTE ISSUER OR THEIR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*

* Include if a Global Unit.

HOVNANIAN ENTERPRISES, INC.

and

K. HOVNANIAN ENTERPRISES, INC.

6.00% EXCHANGEABLE NOTE UNITS

CUSIP No. 442488 BN1
ISIN No. US442488BN15
No.	[Initial]* Aggregate Stated Amount of Units
(equivalent to Units)

This Unit certifies that [CEDE & CO., as nominee of The Depository Trust Company]*[             ]** (the “Holder”), or registered assigns, is the registered owner of the aggregate stated amount of Units set forth above[, or such other aggregate stated amount of Units reflected on the books and records of the Units Agent and the Depositary, in accordance with the terms of the Units Agreement (as defined below), but which aggregate stated amount, taken together with the aggregate stated amount of all other outstanding Units, shall not exceed $100,000,000 (equivalent to 100,000 Units) at any time]*.

Each $1,000 in stated amount of Units consists of (i) an Exchangeable Note, and (ii) an Amortizing Note, each issued by the Note Issuer. Each Unit evidenced hereby is governed by a Units Agreement, dated as of October 2, 2012 (as may be supplemented from time to time, the “Units Agreement”), among the Company, the Note Issuer and Wilmington Trust Company, as Units Agent (including its successors hereunder, the “Units Agent”).

Reference is hereby made to the Units Agreement and the Indentures and, in each case supplemental agreements thereto, for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Units Agent, the Company, the Note Issuer and the Holders and of the terms upon which the Units are, and are to be, executed and delivered.

Upon the conditions and under the circumstances set forth in the Units Agreement, Holders of Units shall have the right to separate a Unit into its component parts, and a Holder of a Separate Exchangeable Note and Separate Amortizing Note shall have the right to re-create a Unit.

The Company and the Note Issuer agree, and by purchasing a Unit each Beneficial Holder agrees, for United States federal income tax purposes, to (1) treat each Unit as an investment unit composed of two separate instruments, an Amortizing Note and an Exchangeable Note, and (2) in the case of each Beneficial Holder acquiring the Units at original issuance, allocate the stated amount of each Unit between the Amortizing Note and the Exchangeable Note so that such Beneficial Holder’s initial tax basis in each Amortizing Note will be $231.49 and such Beneficial Holder’s initial tax basis in each Exchangeable Note will be $768.51.

The Units, and any claim, controversy or dispute arising under or related to the Units, shall be governed by, and construed in accordance with, the laws of the State of New York.

Capitalized terms used herein and not defined have the meanings given to such terms in the Units Agreement.

In the event of any inconsistency between the provisions of this Unit and the provisions of the Units Agreement, the Units Agreement shall prevail.

[SIGNATURES ON THE FOLLOWING PAGE]

* Include only if a Global Unit.

** Include only if not a Global Unit.

IN WITNESS WHEREOF, the Company and the Note Issuer have caused this instrument to be duly executed.

Dated:

HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

UNIT CERTIFICATE OF AUTHENTICATION
OF UNITS AGENT

This is one of the Units referred to in the within mentioned Units Agreement.

Dated:

WILMINGTON TRUST COMPANY, as Units Agent

By:
Authorized Signatory

[FORM OF REVERSE OF UNIT]

[Intentionally Blank]

ATTACHMENT 1

[FORM OF SEPARATION NOTICE]

[UNITS AGENT
ADDRESS]

[AMORTIZING NOTES TRUSTEE
ADDRESS]

[EXCHANGEABLE NOTES TRUSTEE
ADDRESS]

Re: Separation of [Global]* Units

The undersigned [Beneficial Holder]* hereby notifies you that it wishes to separate            aggregate stated amount of Units [as to which it holds a Book-Entry Interest]* (such aggregate stated amount divided by $1,000, the “number of Relevant Units”) into a number of Amortizing Notes equal to the number of Relevant Units and a number of Exchangeable Notes equal to the number of Relevant Units in accordance with the Units Agreement (the “Units Agreement”) dated October 2, 2012 among the Company, the Note Issuer and Wilmington Trust Company, as Units Agent, and the Indentures. Terms used and not defined herein have the meaning assigned to such terms in the Units Agreement.

The undersigned [includes herewith]** [Beneficial Holder has instructed the undersigned Depository Participant to transfer to you its Book-Entry Interests in]* the aggregate stated amount of Units specified in the immediately preceding paragraph. The undersigned [includes herewith]** [Beneficial Holder has furnished the undersigned Depository Participant with]* the appropriate endorsements and documents and paid all applicable transfer or similar taxes, if any, to the extent required by the Units Agreement and the Indentures.

Please [deliver to the undersigned’s address specified below]** [transfer to the account of the undersigned Beneficial Holder with the undersigned Depositary Participant the beneficial interests in]* (i) a number of Separate Amortizing Notes and (ii) a number of Separate Exchangeable Notes equal to the number of Relevant Units.

[SIGNATURES ON THE FOLLOWING PAGE]

* Include only if a Global Unit.

** Include only if not a Global Unit.

IN WITNESS WHEREOF, the [undersigned has caused this instrument to be duly executed]** [Depository Participant has caused this instrument to be duly executed on behalf of itself and the undersigned Beneficial Holder]*.

Dated:

[NAME OF BENEFICIAL HOLDER]

By:
Name:
Title:
Address:

[NAME OF DEPOSITORY PARTICIPANT]*

By:
Name:
Address:

Attest By:

* Include only if a Global Unit.

** Include only if not a Global Unit.

ATTACHMENT 2

[FORM OF RECREATION NOTICE]

[UNITS AGENT
ADDRESS]

[AMORTIZING NOTES TRUSTEE
ADDRESS]

[EXCHANGEABLE NOTES TRUSTEE
ADDRESS]

Re: Recreation of [Global]* Units

The undersigned [Beneficial Holder]* hereby notifies you that it wishes to recreate              aggregate stated amount of Units [as to which it holds a Book-Entry Interest]* (such aggregate stated amount divided by $1,000, the “number of New Units”) from a number of Separate Amortizing Notes equal to the number of New Units and a number of Separate Exchangeable Notes equal to the number of New Units in accordance with the Units Agreement (the “Units Agreement”) dated as of October 2, 2012 among the Company, the Note Issuer and Wilmington Trust Company, as Units Agent, and the Indentures. Terms used and not defined herein have the meaning assigned to such terms in the Units Agreement.

The undersigned [includes herewith]** [Beneficial Holder has instructed the undersigned Depository Participant to transfer to you its Book-Entry Interests in]* the applicable number of Separate Amortizing Notes and the applicable number of Separate Exchangeable Notes sufficient for the recreation of the aggregate stated amount of Units specified above. The undersigned [includes herewith]** [Beneficial Holder has furnished the undersigned Depository Participant with]* the appropriate endorsements and documents and paid all applicable transfer or similar taxes, if any, to the extent required by the Units Agreement and the Indentures.

Please [deliver to the undersigned’s address specified below]** [transfer to the account of the undersigned Beneficial Holder with the undersigned Depositary Participant the beneficial interests in]* the aggregate stated amount of Units specified above.

[SIGNATURES ON THE FOLLOWING PAGE]

* Include only if a Global Unit.

** Include only if not a Global Unit.

IN WITNESS WHEREOF, the [undersigned has caused this instrument to be duly executed]** [Depository Participant has caused this instrument to be duly executed on behalf of itself and the undersigned Beneficial Holder]*.

Dated:

[NAME OF BENEFICIAL HOLDER]

By:
Name:
Title:
Address:

[NAME OF DEPOSITORY PARTICIPANT]*

By:
Name:
Address:

Attest By:

* Include only if a Global Unit.

** Include only if not a Global Unit.

ATTACHMENT 3

COMPONENT EXCHANGEABLE NOTE

K. HOVNANIAN ENTERPRISES, INC.

Zero Coupon Senior Exchangeable Note due 2017

No. 1	Initial Principal Amount at Maturity: $100,000,000 (equivalent to 100,000 Exchangeable Notes)

K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer,” which term includes any successor corporation or other entity under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $100,000,000, or such other amount reflected on the books and records of the Depositary and the Trustee, in accordance with the Indenture (with respect to this Exchangeable Note, the “Principal Amount at Maturity”), which amount, taken together with the Principal Amount at Maturity of all other Outstanding Exchangeable Notes, shall not, unless permitted by the Indenture, exceed $100,000,000 in aggregate at any time, in accordance with the rules and procedures of the Depositary, on December 1, 2017.

The Exchangeable Notes shall not bear cash interest.  The principal amount (as of any date of determination, the “Accreted Principal Amount”) of the Exchangeable Notes, with respect to each $1,000 Principal Amount at Maturity, on the Issue Date shall be equal to the Initial Principal Amount, and following the Issue Date shall accrete daily at a rate of 5.17% per annum, calculated on a semi-annual bond equivalent yield basis, using a 360 day year composed of twelve 30 day months and compounding on June 1 and December 1 of each year, beginning June 1, 2013.

The Issuer shall pay the principal of this Exchangeable Note in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Exchangeable Note.  The Issuer has initially designated the Trustee as its paying agent and registrar in respect of the Exchangeable Notes and its agency at its Corporate Trust Office as a place where Exchangeable Notes may be presented for payment or for registration of transfer.

Reference is made to the further provisions of this Exchangeable Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Exchangeable Note the right to exchange this Exchangeable Note into shares of Class A Common Stock (together with cash in lieu of any fractional share, if applicable) on the terms and subject to the limitations set forth in the Indenture.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Exchangeable Note, and any claim, controversy or dispute arising under or related to this Exchangeable Note, shall be governed by and construed in accordance with the laws of the State of New York.

1

In the case of any conflict between this Exchangeable Note and the Indenture, the provisions of the Indenture shall control and govern.

This Exchangeable Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, the Issuer has caused this Exchangeable Note to be duly executed.

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
As Trustee

By:
Authorized Signatory

3

REVERSE OF NOTE

K. HOVNANIAN ENTERPRISES, INC.

Zero Coupon Senior Exchangeable Note due 2017

This Exchangeable Note is one of a duly authorized issue of Securities of the Issuer, designated as its Zero Coupon Senior Exchangeable Notes due 2017 (the “Exchangeable Notes”), limited to the aggregate Principal Amount at Maturity of $100,000,000 all issued or to be issued under and pursuant to a Senior Indenture dated as of February 14, 2011 (the “Base Indenture”), as amended and supplemented by the Fourth Supplemental Indenture dated as of October 2, 2012 (herein called the “Supplemental Indenture”; the Base Indenture, as amended and supplemented by the Supplemental Indenture, and as it may be further amended or supplemented from time to time, the “Indenture”), by and between the Issuer and Wilmington Trust Company (the “Trustee”) to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Exchangeable Notes.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the Accreted Principal Amount, as of the date of acceleration, of all Exchangeable Notes may be declared, by either the Trustee or Holders of at least 25% in aggregate Principal Amount at Maturity of Exchangeable Notes then Outstanding, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions and certain exceptions set forth in the Indenture.  Notwithstanding the foregoing, if an Event of Default involving certain bankruptcy events with respect to the Issuer or Hovnanian, as specified in the Indenture, occurs, the Accreted Principal Amount, as of the date of acceleration, shall automatically become due and payable without any declaration, notice or other act on the part of the Trustee, the Issuer, any Guarantor or any Holder.

Subject to the terms and conditions of the Indenture, the Issuer will make all payments in respect of the Fundamental Change Repurchase Price and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders an Exchangeable Note to a paying agent to collect such payments in respect of the Exchangeable Note.  The Issuer shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Issuer and the Trustee in certain circumstances, without the consent of the Holders of the Exchangeable Notes, and in certain other circumstances, with the consent of the Holders of not less than a majority in aggregate Principal Amount at Maturity of the Exchangeable Notes at the time Outstanding, evidenced as in the Indenture provided, to execute supplemental indentures modifying the terms of the Indenture and the Exchangeable Notes as described therein.  It is also provided in

4

the Indenture that, subject to certain exceptions, the Holders of a majority in aggregate Principal Amount at Maturity of the Exchangeable Notes at the time Outstanding may on behalf of the Holders of all of the Exchangeable Notes waive any past Default or Event of Default under the Indenture and its consequences.

No reference herein to the Indenture and no provision of this Exchangeable Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal (including the Fundamental Change Repurchase Price, if applicable) of this Exchangeable Note at the place, at the respective times, in the amounts and, if applicable, in the lawful money herein prescribed, or the obligation of the Issuer and Hovnanian to deliver the consideration due upon exchange of this Exchangeable Note.

The Exchangeable Notes are issuable in registered form without coupons in denominations of $1,000 Principal Amount at Maturity and integral multiples thereof.  At the office or agency of the Issuer referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, Exchangeable Notes may be exchanged for a like aggregate Principal Amount at Maturity of Exchangeable Notes of other authorized denominations, without payment of any service charge but, if required by the Issuer or Trustee, with payment of a sum sufficient to cover any transfer tax or similar governmental charge required by law or that may be imposed in connection therewith as a result of the name of the Holder of the new Exchangeable Notes issued upon such exchange of Exchangeable Notes being different from the name of the Holder of the old Exchangeable Notes surrendered for such exchange.

The Exchangeable Notes shall not be redeemable at the Issuer’s option.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Issuer to repurchase for cash all of such Holder’s Exchangeable Notes or any portion thereof (with a Principal Amount at Maturity of $1,000 or integral multiple thereof) on the Fundamental Change Repurchase Date at a price equal to the Fundamental Change Repurchase Price.

This Exchangeable Note shall be subject to the Section 382 Exchange Blocker (as defined in the Indenture), and any purported violation of the Section 382 Exchange Blocker shall be subject to the consequences provided in the Indenture.

Subject to the provisions of the Indenture, the Holder hereof has the right, at its option, during certain periods and upon the occurrence of certain conditions specified in the Indenture, prior to the close of business on the Business Day immediately preceding the Maturity Date, to irrevocably exchange any Exchangeable Notes or portion thereof that is $1,000 in Principal Amount at Maturity or an integral multiple thereof, into shares of Class A Common Stock (together with cash in lieu of any fractional share) at the Exchange Rate specified in the Indenture, as adjusted from time to time as provided in the Indenture.

5

This Exchangeable Note has been issued with “original issue discount” (within the meaning of Section 1272 of the Internal Revenue Code of 1986, as amended). Upon written request to K. Hovnanian Enterprises, Inc. at the following address: 110 West Front Street, P.O. Box 500, Red Bank, New Jersey 07701, Attention: Secretary, the Issuer will promptly make available to any Holder of this Exchangeable Note the following information: (1) the issue price and issue date of the Exchangeable Note, (2) the amount of original issue discount on the Exchangeable Note and (3) the yield to maturity of the Exchangeable Note.

Terms used in this Exchangeable Note and defined in the Indenture are used herein as therein defined.

6

GUARANTEE

Each of the Guarantors hereby unconditionally guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Exchangeable Notes or the obligations of the Issuer or Hovnanian hereunder or thereunder, that (i) the due and punctual payment of the principal of the Exchangeable Notes (including, without limitation, payment of the Fundamental Change Repurchase Price pursuant to Article 9 of the Supplemental Indenture, if applicable), and all other amounts owing with respect to the Exchangeable Notes, whether on the Maturity Date, by acceleration or otherwise, and all other obligations of the Issuer or Hovnanian to the Holders or the Trustee hereunder or thereunder, including, without limitation, the Exchange Obligation, shall be promptly paid in full when due or performed when required, as the case may be, in accordance with the terms of the Indenture and the Exchangeable Notes, and (ii) in case of any extension of time of payment or delivery or renewal of any Exchangeable Notes or any of such other obligations, the same shall be promptly paid in full when due or be performed when required, as the case may be, in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, upon exchange pursuant to Article 8 of the Supplemental Indenture or otherwise (each such guarantee, a “Guarantee”).

No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person’s status as stockholder, officer, director, employee or incorporator. Each Holder of an Exchangeable Note by accepting an Exchangeable Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

Each Holder of an Exchangeable Note by accepting an Exchangeable Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Exchangeable Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

The Guarantee, and any claim, controversy or dispute arising under or related to the Guarantee, shall be governed by and construed in accordance with the laws of the State of New York.

In the event of any inconsistency between the provisions of this Guarantee and the provisions of the Indenture, the Indenture shall prevail.

7

IN WITNESS WHEREOF, the Guarantors have caused this instrument to be executed.

Dated:

ARBOR TRAILS, LLC

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

K. HOVNANIAN AT CLIFTON, L.L.C.

8

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

9

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO,  L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

10

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

K. HOVNANIAN AT WHEELER RANCH, LLC

11

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

12

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

13

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

KHIP, L.L.C.

LANDARAMA, INC.

M&M AT CHESTERFIELD, LLC

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MMIP, L.L.C.

NEW LAND TITLE AGENCY, LLC

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

By:
Name:
Title:

14

ABBREVIATIONS

The following abbreviations, when used in the inscription of the face of this Exchangeable Note, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM = as tenants in common

UNIF GIFT MIN ACT = Uniform Gifts to Minors Act

CUST = Custodian

TEN ENT = as tenants by the entireties

JT TEN  = joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

15

ATTACHMENT 1

[FORM OF NOTICE OF EXCHANGE]

To:  K. HOVNANIAN ENTERPRISES, INC.

The undersigned registered owner of this Exchangeable Note hereby exercises the option to exchange this Exchangeable Note, or the portion hereof (that is $1,000 Principal Amount at Maturity or an integral multiple thereof) below designated, into shares of Class A Common Stock (together with cash in lieu of any fractional share) in accordance with the terms of the Indenture referred to in this Exchangeable Note, and directs that any shares of Class A Common Stock issuable and deliverable upon such exchange, together with any cash for any fractional share of Class A Common Stock, and any Exchangeable Notes representing any unexchanged Principal Amount at Maturity hereof, be issued and delivered to the registered Holder of the Exchangeable Notes hereof unless a different name has been indicated below.  If any shares of Class A Common Stock or any portion of this Exchangeable Note not exchanged are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes or similar governmental charges in accordance with Section 8.02(d) or (e) of the Supplemental Indenture, as applicable.

Dated:

Signature(s)

Signature Guarantee

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Class A Common Stock are to be issued, or Exchangeable Notes are to be delivered, other than to and in the name of the registered holder.

Fill in for registration of shares if to be issued, and Exchangeable Notes if to be delivered, other than to and in the name of the registered holder:

16

(Name)

(Street Address)

(City, State and Zip Code)
Please print name and address

Principal Amount at Maturity to be exchanged (if less than all): $ ,000

NOTICE: The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Exchangeable Note in every particular without alteration or enlargement or any change whatever.

Social Security or Other Taxpayer Identification Number

17

ATTACHMENT 2

[FORM OF FUNDAMENTAL CHANGE REPURCHASE NOTICE]

To: K. HOVNANIAN ENTERPRISES, INC.

The undersigned registered owner of this Exchangeable Note hereby acknowledges receipt of a notice from K. Hovnanian Enterprises, Inc. (the “Issuer”) as to the occurrence of a Fundamental Change and specifying the Fundamental Change Repurchase Date and requests and instructs the Issuer to pay to the registered holder hereof in accordance with the applicable provisions of the Indenture referred to in this Exchangeable Note  the Accreted Principal Amount, as of the calendar day immediately preceding such Fundamental Change Repurchase Date, corresponding to the entire Principal Amount at Maturity of this Exchangeable Note, or the portion thereof (that is $1,000 or an integral multiple thereof) below designated.

In the case of Physical Exchangeable Notes, the certificate numbers of the Exchangeable Notes to be repurchased are as set forth below:

Dated:

Signature(s)

Social Security or Other Taxpayer Identification Number

Principal Amount at Maturity to be repurchased (if less than all): $ ,000

NOTICE:  The above signature(s) of the Holder(s) hereof must correspond with the name as written upon the face of the Exchangeable Note in every particular without alteration or enlargement or any change whatever.

ATTACHMENT 3

[FORM OF ASSIGNMENT AND TRANSFER]

For value received                                    hereby sell(s), assign(s) and transfer(s) unto                                                (Please insert Social Security or Taxpayer Identification Number of assignee) the within Exchangeable Note, and hereby irrevocably constitutes and appoints                                    attorney to transfer the said Exchangeable Note on the books of the Issuer, with full power of substitution in the premises.

Signature(s)

Signature(s) must be guaranteed by an institution which is a member of one of the following recognized signature Guarantee Programs:

(i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP) or (iv) another guarantee program acceptable to the Trustee.

Signature Guarantee

ATTACHMENT 4

COMPONENT AMORTIZING NOTE

K. HOVNANIAN ENTERPRISES, INC.

11.00% SENIOR AMORTIZING NOTES DUE 2017

No. 1	Initial Number of Amortizing Notes: 100,000

K. HOVNANIAN ENTERPRISES, INC., a California corporation (the “Issuer”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., as nominee of The Depository Trust Company, or registered assigns (the “Holder”), the initial principal amount of $231.49 for each of the number of Amortizing Notes set forth above, or such other number of Amortizing Notes reflected on the books and records of the Depositary and the Trustee, in accordance with the terms of the Indenture, but which number of Amortizing Notes, taken together with the number of all other outstanding Amortizing Notes, shall not exceed 100,000 Amortizing Notes at any time, in equal semi-annual installments (except for the first such payment) (each such payment, an “Installment Payment,” constituting a payment of interest at the rate per year of 11.00% and a partial repayment of principal) payable on each June 1 and December 1, commencing on June 1, 2013 (each such date, an “Installment Payment Date” and the period from, and including, October 2, 2012 to, but excluding, the first Installment Payment Date and each subsequent full semi-annual period from, and including, an Installment Payment Date to, but excluding, the immediately succeeding Installment Payment Date, an “Installment Payment Period”), all as set forth on the reverse hereof, with the final Installment Payment due and payable on December 1, 2017.

The Installment Payment on any Installment Payment Date shall be computed on the basis of a 360-day year consisting of twelve 30-day months. If an Installment Payment is payable for any period shorter or longer than a full Installment Payment Period, such Installment Payment shall be computed on the basis of the actual number of days elapsed per 30-day month. In the event that any Installment Payment Date is not a Business Day, then payment of the Installment Payment on such date shall be made on the next succeeding day that is a Business Day, and without any interest or other payment in respect of any such delay. However, if such Business Day is in the next succeeding calendar year, then such Installment Payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date when such Installment Payment was originally due. Installment Payments shall be paid to the Person in whose name the Amortizing Note is registered at the close of business on May 15 or November 15, as applicable (each, a “Regular Record Date”).  Installment Payments shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York or in Delaware; provided, however, that payment of Installment Payments may be made at the option of the Issuer by check mailed to the registered Holder at such address as shall appear in the Security register or by wire transfer to an account appropriately designated by the Holder entitled to payment.

1

This Amortizing Note shall not be entitled to any benefit under the Indenture hereinafter referred to or be valid or obligatory for any purpose until the Certificate of Authentication shall have been manually signed by or on behalf of the Trustee.

Reference is hereby made to the further provisions of this Amortizing Note set forth on the reverse hereof, which will for all purposes have the same effect as if set forth at this place.

[SIGNATURES ON THE FOLLOWING PAGE]

2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

K. HOVNANIAN ENTERPRISES, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

Wilmington Trust Company, as Trustee, certifies that this is one of the Securities of the series designated herein referred to in the within mentioned Indenture.

Dated:

WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Signatory

3

REVERSE OF AMORTIZING NOTE

K. HOVNANIAN ENTERPRISES, INC.

11.00% Senior Amortizing Notes due 2017

This Amortizing Note is one of a duly authorized series of Securities of the Issuer designated as its 11.00% Senior Amortizing Notes due 2017 (herein sometimes referred to as the “Amortizing Notes”), issued under the Senior Indenture, dated as of February 14, 2011, among the Issuer, Hovnanian Enterprises, Inc. (“Hovnanian”), the other Guarantors from time to time party thereto and Wilmington Trust Company, as trustee (the “Trustee,” which term includes any successor trustee under the Indenture) (including any provisions of the TIA that are deemed incorporated therein) (the “Base Indenture”), as supplemented by the Fifth Supplemental Indenture, dated as of October 2, 2012 (the “Fifth Supplemental Indenture”), among the Issuer, Hovnanian, the other Guarantors from time to time party thereto, and the Trustee (the Base Indenture as supplemented by the Fifth Supplemental Indenture, the “Indenture”), to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates. This series of Securities is limited in initial aggregate principal amount as specified in the Fifth Supplemental Indenture.

Each Installment Payment shall constitute a payment of interest (at a rate of 11.00% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the schedule below:

Scheduled Installment Payment Date	Amount of Principal	Amount of Interest
June 1, 2013	$22.92	$16.91
December 1, 2013	$18.53	$11.47
June 1, 2014	$19.55	$10.45
December 1, 2014	$20.62	$9.38
June 1, 2015	$21.76	$8.24
December 1, 2015	$22.95	$7.05
June 1, 2016	$24.22	$5.78
December 1, 2016	$25.55	$4.45
June 1, 2017	$26.95	$3.05
December 1, 2017	$28.44	$1.56

The Amortizing Notes shall not be subject to redemption at the option of the Issuer. However, a Holder shall have the right to require the Issuer to repurchase some or

4

all of its Amortizing Notes for cash at the Repurchase Price per Amortizing Note and on the Repurchase Date, upon the occurrence of certain events and subject to the conditions set forth in the Indenture.

This Amortizing Note is not entitled to the benefit of any sinking fund. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Amortizing Note upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Amortizing Note.

If an Event of Default with respect to the Amortizing Notes shall have occurred and be continuing, then (unless no declaration of acceleration or notice is required for such Event of Default) either the Trustee or the Holders of not less than 25% in principal amount of the Amortizing Notes then outstanding may declare all future, scheduled Installment Payments on the Amortizing Notes to be due and payable immediately, in the manner, subject to the conditions and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Issuer and the Trustee, with the consent of the Holders of not less than a majority in principal amount of the Securities at the time outstanding, to execute supplemental indentures for certain purposes as described therein.

No provision of this Amortizing Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay Installment Payments on this Amortizing Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

The Amortizing Notes are guaranteed, on a senior basis, by the Guarantors as set forth in the Indenture and the Guarantee endorsed hereon.

The Amortizing Notes are originally being issued as part of the 6.00% Exchangeable Note Units (the “Units”) issued by Hovnanian and the Issuer pursuant to that certain Units Agreement, dated as of October 2, 2012, among Hovnanian, the Issuer and Wilmington Trust Company, as Units Agent (the “Units Agreement”).  Reference is hereby made to the Units Agreement for a description of the terms thereof applicable to the Units.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Amortizing Note shall be registered on the Security register of the Issuer, upon due presentation of this Amortizing Note for registration of transfer at the office or agency of the Issuer in the Borough of Manhattan, The City of New York or in Delaware, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Amortizing Note or Notes in authorized denominations and for a like aggregate principal amount.

5

The Amortizing Notes are initially issued in registered, global form without coupons in denominations initially equal to $231.49 and integral multiples in excess thereof.

The Issuer or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of this Amortizing Note.  No service charge shall be made for any such transfer or for any exchange of this Amortizing Note as contemplated by the Indenture.

The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the Person in whose name this Amortizing Note is registered upon the Security register for the Amortizing Notes as the absolute owner of this Amortizing Note (whether or not this Amortizing Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of the Indenture, interest, if any, on this Amortizing Note and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

This Amortizing Note and the Indenture, and any claim, controversy or dispute arising under or related to the Indenture or this Amortizing Note, shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

Capitalized terms used but not defined in this Amortizing Note shall have the meanings ascribed to such terms in the Indenture.

No recourse shall be had for the payment of any Installment Payment on this Amortizing Note, or for any claim based hereon, or upon any obligation, covenant or agreement of the Issuer in the Indenture, against any incorporator, stockholder, officer or director, past, present or future of the Issuer or of any predecessor or successor, either directly or through the Issuer or any successor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Amortizing Note.

In the event of any inconsistency between the provisions of this Amortizing Note and the provisions of the Indenture, the Indenture shall prevail.

6

GUARANTEE

The undersigned (the “Guarantors”) hereby unconditionally guarantee, jointly and severally, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Amortizing Notes or the obligations of the Issuer thereunder or under the Amortizing Notes, that (i) the due and punctual payment of the principal of, interest on (including, without limitation, Installment Payments and the Repurchase Price of any Amortizing Notes payable pursuant to Article 9 of the Fifth Supplemental Indenture, if applicable), and all other amounts owing with respect to the Amortizing Notes, whether on the Maturity Date, on any Repurchase Date or on any Installment Payment Date, by acceleration or otherwise, if lawful, and all other obligations of the Issuer to the Holders or the Trustee thereunder or under the Amortizing Notes shall be promptly paid in full when due or performed in accordance with the terms of the Indenture and the Amortizing Notes, including all amounts payable to the Trustee, and (ii) in case of any extension of time of payment or renewal of any Amortizing Notes or any of such other obligations, the same shall be promptly paid in full when due or shall be performed in accordance with the terms of the extension or renewal, whether on the applicable due dates, by acceleration or otherwise (each such guarantee, a “Guarantee”).

No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such Person’s status as stockholder, officer, director, employee or incorporator. Each Holder of an Amortizing Note by accepting an Amortizing Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantee.

Each Holder of an Amortizing Note by accepting an Amortizing Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Amortizing Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

The Guarantee, and any claim, controversy or dispute arising under or related to the Guarantee, shall be governed by and construed in accordance with the laws of the State of New York.

In the event of any inconsistency between the provisions of this Guarantee and the provisions of the Indenture, the Indenture shall prevail.

7

IN WITNESS WHEREOF, the Guarantors have caused this instrument to be executed.

Dated:

ARBOR TRAILS, LLC

AUDDIE ENTERPRISES, L.L.C.

BUILDER SERVICES NJ, L.L.C.

BUILDER SERVICES PA, L.L.C.

DULLES COPPERMINE, L.L.C.

EASTERN NATIONAL TITLE AGENCY, LLC

EASTERN TITLE AGENCY, INC.

F&W MECHANICAL SERVICES, L.L.C.

FOUNDERS TITLE AGENCY OF MARYLAND, L.L.C.

FOUNDERS TITLE AGENCY, INC.

GOVERNOR’S ABSTRACT CO., INC.

HOMEBUYERS FINANCIAL SERVICES, L.L.C.

HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.

HOVNANIAN ENTERPRISES, INC. (PARENT COMPANY)

HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP OF MARYLAND, L.L.C.

HOVNANIAN LAND INVESTMENT GROUP, L.L.C.

K. HOV IP, II, INC.

K. HOV IP, INC.

K. HOVNANIAN ACQUISITIONS, INC.

K. HOVNANIAN AT 4S, LLC

K. HOVNANIAN AT ACQUA VISTA, LLC

K. HOVNANIAN AT ALISO, LLC

K. HOVNANIAN AT ALLENTOWN, L.L.C.

K. HOVNANIAN AT ANDALUSIA, LLC

K. HOVNANIAN AT ARBOR HEIGHTS, LLC

K. HOVNANIAN AT AVENUE ONE, L.L.C.

K. HOVNANIAN AT BAKERSFIELD 463, L.L.C.

K. HOVNANIAN AT BARNEGAT I, L.L.C.

K. HOVNANIAN AT BARNEGAT II, L.L.C.

K. HOVNANIAN AT BELLA LAGO, LLC

K. HOVNANIAN AT BENSALEM, LLC

K. HOVNANIAN AT BERKELEY, L.L.C.

K. HOVNANIAN AT BLUE HERON PINES, L.L.C.

K. HOVNANIAN AT BRANCHBURG, L.L.C.

K. HOVNANIAN AT BRIDGEPORT, INC.

K. HOVNANIAN AT BRIDGEWATER I, L.L.C.

K. HOVNANIAN AT BROAD AND WALNUT, L.L.C.

K. HOVNANIAN AT CAMERON CHASE, INC.

K. HOVNANIAN AT CAMP HILL, L.L.C.

K. HOVNANIAN AT CAPISTRANO, L.L.C.

K. HOVNANIAN AT CARLSBAD, LLC

K. HOVNANIAN AT CEDAR GROVE III, L.L.C.

K. HOVNANIAN AT CEDAR GROVE V, L.L.C.

K. HOVNANIAN AT CHARTER WAY, LLC

K. HOVNANIAN AT CHESTER I, L.L.C.

K. HOVNANIAN AT CHESTERFIELD, L.L.C.

K. HOVNANIAN AT CIELO, L.L.C.

8

K. HOVNANIAN AT CLIFTON, L.L.C.

K. HOVNANIAN AT COASTLINE, L.L.C.

K. HOVNANIAN AT CORTEZ HILL, LLC

K. HOVNANIAN AT CRANBURY, L.L.C.

K. HOVNANIAN AT DENVILLE, L.L.C.

K. HOVNANIAN AT DEPTFORD TOWNSHIP, L.L.C.

K. HOVNANIAN AT DOMINGUEZ HILLS, INC.

K. HOVNANIAN AT EAST BRANDYWINE, L.L.C.

K. HOVNANIAN AT EASTLAKE, LLC

K. HOVNANIAN AT EDGEWATER II, L.L.C.

K. HOVNANIAN AT EDGEWATER, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT EGG HARBOR TOWNSHIP, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH II, L.L.C.

K. HOVNANIAN AT EL DORADO RANCH, L.L.C.

K. HOVNANIAN AT ENCINITAS RANCH, LLC

K. HOVNANIAN AT EVERGREEN, L.L.C.

K. HOVNANIAN AT FIDDYMENT RANCH, LLC

K. HOVNANIAN AT FIFTH AVENUE, L.L.C.

K. HOVNANIAN AT FLORENCE I, L.L.C.

K. HOVNANIAN AT FLORENCE II, L.L.C.

K. HOVNANIAN AT FOREST MEADOWS, L.L.C.

K. HOVNANIAN AT FRANKLIN II, L.L.C.

K. HOVNANIAN AT FRANKLIN, L.L.C.

K. HOVNANIAN AT FREEHOLD TOWNSHIP, L.L.C.

K. HOVNANIAN AT FRESNO, LLC

K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.

K. HOVNANIAN AT GILROY, LLC

K. HOVNANIAN AT GREAT NOTCH, L.L.C.

K. HOVNANIAN AT GUTTENBERG, L.L.C.

K. HOVNANIAN AT HACKETTSTOWN II, L.L.C.

K. HOVNANIAN AT HAMBURG, L.L.C.

K. HOVNANIAN AT HAWTHORNE, L.L.C.

K. HOVNANIAN AT HERSHEY’S MILL, INC.

K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.

K. HOVNANIAN AT HOWELL, LLC

K. HOVNANIAN AT HUDSON POINTE, L.L.C.

K. HOVNANIAN AT JACKSON I, L.L.C.

K. HOVNANIAN AT JACKSON, L.L.C.

K. HOVNANIAN AT JAEGER RANCH, LLC

K. HOVNANIAN AT JERSEY CITY IV, L.L.C.

K. HOVNANIAN AT JERSEY CITY V URBAN RENEWAL COMPANY, L.L.C.

K. HOVNANIAN AT KEYPORT, L.L.C.

K. HOVNANIAN AT LA COSTA GREENS, L.L.C.

K. HOVNANIAN AT LA COSTA, LLC

K. HOVNANIAN AT LA HABRA KNOLLS, LLC

K. HOVNANIAN AT LA LAGUNA, L.L.C.

K. HOVNANIAN AT LAKE RANCHO VIEJO, LLC

K. HOVNANIAN AT LAKE TERRAPIN, L.L.C.

K. HOVNANIAN AT LAWRENCE V, L.L.C.

K. HOVNANIAN AT LEE SQUARE, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LITTLE EGG HARBOR, L.L.C

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP I, L.L.C.

K. HOVNANIAN AT LOWER MACUNGIE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT LOWER MAKEFIELD TOWNSHIP I, L.L.C.

9

K. HOVNANIAN AT LOWER MORELAND I, L.L.C.

K. HOVNANIAN AT LOWER MORELAND II, L.L.C.

K. HOVNANIAN AT MAHWAH VI, INC.

K. HOVNANIAN AT MALAN PARK, L.L.C.

K. HOVNANIAN AT MANALAPAN III, L.L.C.

K. HOVNANIAN AT MANSFIELD I, L.L.C.

K. HOVNANIAN AT MANSFIELD II, L.L.C.

K. HOVNANIAN AT MANSFIELD III, L.L.C.

K. HOVNANIAN AT MANTECA, LLC

K. HOVNANIAN AT MAPLE AVENUE, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP IX, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP V, L.L.C.

K. HOVNANIAN AT MARLBORO TOWNSHIP VIII, L.L.C.

K. HOVNANIAN AT MARLBORO VI, L.L.C.

K. HOVNANIAN AT MARLBORO VII, L.L.C.

K. HOVNANIAN AT MELANIE MEADOWS, LLC

K. HOVNANIAN AT MENDHAM TOWNSHIP, L.L.C.

K. HOVNANIAN AT MENIFEE, LLC

K. HOVNANIAN AT MIDDLE TOWNSHIP II, L.L.C.

K. HOVNANIAN AT MIDDLE TOWNSHIP, L.L.C.

K. HOVNANIAN AT MIDDLETOWN II, L.L.C.

K. HOVNANIAN AT MILLVILLE I, L.L.C.

K. HOVNANIAN AT MILLVILLE II, L.L.C.

K. HOVNANIAN AT MONROE II, INC.

K. HOVNANIAN AT MONROE IV, L.L.C.

K. HOVNANIAN AT MONROE NJ, L.L.C.

K. HOVNANIAN AT MONTVALE II, LLC

K. HOVNANIAN AT MONTVALE, L.L.C.

K. HOVNANIAN AT MOSAIC, LLC

K. HOVNANIAN AT MUIRFIELD, LLC

K. HOVNANIAN AT NEW WINDSOR, L.L.C.

K. HOVNANIAN AT NORTH BERGEN. L.L.C.

K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL II, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL III, L.L.C.

K. HOVNANIAN AT NORTH CALDWELL IV, L.L.C.

K. HOVNANIAN AT NORTH HALEDON, L.L.C.

K. HOVNANIAN AT NORTH WILDWOOD, L.L.C.

K. HOVNANIAN AT NORTHAMPTON, L.L.C.

K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.

K. HOVNANIAN AT NORTHFIELD, L.L.C.

K. HOVNANIAN AT OCEAN TOWNSHIP, INC

K. HOVNANIAN AT OCEAN WALK, INC.

K. HOVNANIAN AT OCEANPORT, L.L.C.

K. HOVNANIAN AT OLD BRIDGE, L.L.C.

K. HOVNANIAN AT OLDE ORCHARD, LLC

K. HOVNANIAN AT PARAMUS, L.L.C.

K. HOVNANIAN AT PARK LANE, LLC

K. HOVNANIAN AT PARKSIDE, LLC

K. HOVNANIAN AT PARSIPPANY, L.L.C.

K. HOVNANIAN AT PARSIPPANY-TROY HILLS, L.L.C.

K. HOVNANIAN AT PIAZZA D’ORO,  L.L.C.

K. HOVNANIAN AT PIAZZA SERENA, L.L.C

K. HOVNANIAN AT PITTSGROVE, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.

10

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.

K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.

K. HOVNANIAN AT POSITANO, LLC

K. HOVNANIAN AT PRADO, L.L.C.

K. HOVNANIAN AT RANCHO SANTA MARGARITA, LLC

K. HOVNANIAN AT RANDOLPH I, L.L.C.

K. HOVNANIAN AT RAPHO, L.L.C

K. HOVNANIAN AT RIDGEMONT, L.L.C.

K. HOVNANIAN AT RIVERBEND, LLC

K. HOVNANIAN AT RODERUCK, L.L.C.

K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.

K. HOVNANIAN AT SAGE, L.L.C.

K. HOVNANIAN AT SANTA NELLA, LLC

K. HOVNANIAN AT SAWMILL, INC.

K. HOVNANIAN AT SAYREVILLE, L.L.C.

K. HOVNANIAN AT SCOTCH PLAINS, L.L.C.

K. HOVNANIAN AT SEASONS LANDING, LLC

K. HOVNANIAN AT SHELDON GROVE, LLC

K. HOVNANIAN AT SHREWSBURY, LLC

K. HOVNANIAN AT SILVER SPRING, L.L.C.

K. HOVNANIAN AT SKYE ISLE, LLC

K. HOVNANIAN AT SMITHVILLE, INC.

K. HOVNANIAN AT SOMERS POINT, L.L.C.

K. HOVNANIAN AT SOUTH BRUNSWICK II, LLC

K. HOVNANIAN AT SOUTH BRUNSWICK, L.L.C.

K. HOVNANIAN AT STANTON, LLC

K. HOVNANIAN AT STATION SQUARE, L.L.C.

K. HOVNANIAN AT SUNRIDGE PARK, LLC

K. HOVNANIAN AT SYCAMORE, INC.

K. HOVNANIAN AT THE CROSBY, LLC

K. HOVNANIAN AT THE GABLES, LLC

K. HOVNANIAN AT THE MONARCH, L.L.C.

K. HOVNANIAN AT THE PRESERVE, LLC

K. HOVNANIAN AT THOMPSON RANCH, LLC

K. HOVNANIAN AT THORNBURY, INC.

K. HOVNANIAN AT TRAIL RIDGE, LLC

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP II, L.L.C.

K. HOVNANIAN AT UPPER FREEHOLD TOWNSHIP III, L.L.C.

K. HOVNANIAN AT UPPER MAKEFIELD I, INC.

K. HOVNANIAN AT UPPER PROVIDENCE, LLC

K. HOVNANIAN AT UPPER UWCHLAN II, L.L.C.

K. HOVNANIAN AT UPPER UWCHLAN, L.L.C.

K. HOVNANIAN AT VALLE DEL SOL, LLC

K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.

K. HOVNANIAN AT VICTORVILLE, L.L.C.

K. HOVNANIAN AT VINELAND, L.L.C.

K. HOVNANIAN AT VISTA DEL SOL, L.L.C.

K. HOVNANIAN AT WARREN TOWNSHIP, L.L.C.

K. HOVNANIAN AT WASHINGTON, L.L.C.

K. HOVNANIAN AT WATERSTONE, LLC

K. HOVNANIAN AT WAYNE IX, L.L.C.

K. HOVNANIAN AT WAYNE, VIII, L.L.C.

K. HOVNANIAN AT WEST VIEW ESTATES, L.L.C.

K. HOVNANIAN AT WEST WINDSOR, L.L.C.

K. HOVNANIAN AT WESTSHORE, LLC

11

K. HOVNANIAN AT WHEELER RANCH, LLC

K. HOVNANIAN AT WILDWOOD BAYSIDE, L.L.C.

K. HOVNANIAN AT WILLOW BROOK, L.L.C.

K. HOVNANIAN AT WINCHESTER, LLC

K. HOVNANIAN AT WOODCREEK WEST, LLC

K. HOVNANIAN AT WOOLWICH I, L.L.C.

K. HOVNANIAN CAMBRIDGE HOMES, L.L.C.

K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN CLASSICS, L.L.C.

K. HOVNANIAN COMMUNITIES, INC.

K. HOVNANIAN COMPANIES OF CALIFORNIA, INC.

K. HOVNANIAN COMPANIES OF MARYLAND, INC.

K. HOVNANIAN COMPANIES OF NEW YORK, INC.

K. HOVNANIAN COMPANIES OF PENNSYLVANIA, INC.

K. HOVNANIAN COMPANIES OF SOUTHERN CALIFORNIA, INC.

K. HOVNANIAN COMPANIES, LLC

K. HOVNANIAN CONSTRUCTION II, INC

K. HOVNANIAN CONSTRUCTION III, INC

K. HOVNANIAN CONSTRUCTION MANAGEMENT, INC.

K. HOVNANIAN CRAFTBUILT HOMES OF SOUTH CAROLINA, L.L.C.

K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.

K. HOVNANIAN DEVELOPMENTS OF CALIFORNIA, INC.

K. HOVNANIAN DEVELOPMENTS OF D.C., INC.

K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.

K. HOVNANIAN DEVELOPMENTS OF GEORGIA, INC.

K. HOVNANIAN DEVELOPMENTS OF ILLINOIS, INC.

K. HOVNANIAN DEVELOPMENTS OF KENTUCKY, INC.

K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.

K. HOVNANIAN DEVELOPMENTS OF MINNESOTA, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY II, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW JERSEY, INC.

K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.

K. HOVNANIAN DEVELOPMENTS OF NORTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF OHIO, INC.

K. HOVNANIAN DEVELOPMENTS OF PENNSYLVANIA, INC.

K. HOVNANIAN DEVELOPMENTS OF SOUTH CAROLINA, INC.

K. HOVNANIAN DEVELOPMENTS OF TEXAS, INC.

K. HOVNANIAN DEVELOPMENTS OF VIRGINIA, INC.

K. HOVNANIAN DEVELOPMENTS OF WEST VIRGINIA, INC.

K. HOVNANIAN EASTERN PENNSYLVANIA, L.L.C.

K. HOVNANIAN ENTERPRISES, INC.

K. HOVNANIAN FIRST HOMES, L.L.C.

K. HOVNANIAN FLORIDA REALTY, L.L.C.

K. HOVNANIAN FOUR SEASONS @ HISTORIC VIRGINIA, LLC

K. HOVNANIAN FOUR SEASONS AT GOLD HILL, LLC

K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC

K. HOVNANIAN GREAT WESTERN HOMES, LLC

K. HOVNANIAN HAMPTONS AT OAK CREEK II, L.L.C.

K. HOVNANIAN HOLDINGS NJ, L.L.C.

K. HOVNANIAN HOMES - DFW, L.L.C.

K. HOVNANIAN HOMES AT CAMERON STATION, LLC

K. HOVNANIAN HOMES AT CAMP SPRINGS, L.L.C.

K. HOVNANIAN HOMES AT FAIRWOOD, L.L.C.

K. HOVNANIAN HOMES AT FOREST RUN, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM PARK TOWNS, L.L.C.

K. HOVNANIAN HOMES AT GREENWAY FARM, L.L.C.

12

K. HOVNANIAN HOMES AT JONES STATION 1, L.L.C.

K. HOVNANIAN HOMES AT MAXWELL PLACE, L.L.C.

K. HOVNANIAN HOMES AT RENAISSANCE PLAZA, L.L.C.

K. HOVNANIAN HOMES AT RUSSETT, L.L.C.

K. HOVNANIAN HOMES AT THE HIGHLANDS, LLC

K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.

K. HOVNANIAN HOMES OF D.C., L.L.C.

K. HOVNANIAN HOMES OF DELAWARE, L.L.C.

K. HOVNANIAN HOMES OF GEORGIA, L.L.C.

K. HOVNANIAN HOMES OF HOUSTON, L.L.C.

K. HOVNANIAN HOMES OF MARYLAND, L.L.C.

K. HOVNANIAN HOMES OF MINNESOTA, L.L.C.

K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.

K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN HOMES OF SOUTH CAROLINA, LLC

K. HOVNANIAN HOMES OF VIRGINIA, INC.

K. HOVNANIAN HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN LIBERTY ON BLUFF CREEK, LLC

K. HOVNANIAN NORTH CENTRAL ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN NORTHEAST SERVICES, L.L.C.

K. HOVNANIAN OF HOUSTON II, L.L.C.

K. HOVNANIAN OHIO REALTY, L.L.C.

K. HOVNANIAN OSTER HOMES, L.L.C.

K. HOVNANIAN PA REAL ESTATE, INC.

K. HOVNANIAN PENNSYLVANIA ACQUISITIONS, L.L.C.

K. HOVNANIAN PORT IMPERIAL URBAN RENEWAL, INC.

K. HOVNANIAN PROPERTIES OF RED BANK, INC.

K. HOVNANIAN SHORE ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTH JERSEY ACQUISITIONS, L.L.C.

K. HOVNANIAN SOUTHERN NEW JERSEY, L.L.C.

K. HOVNANIAN STANDING ENTITY, L.L.C.

K. HOVNANIAN SUMMIT HOLDINGS, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF KENTUCKY, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF PENNSYLVANIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES OF WEST VIRGINIA, L.L.C.

K. HOVNANIAN SUMMIT HOMES, L.L.C.

K. HOVNANIAN T&C HOMES AT FLORIDA, L.L.C.

K. HOVNANIAN T&C HOMES AT ILLINOIS, L.L.C.

K. HOVNANIAN TIMBRES AT ELM CREEK, LLC

K. HOVNANIAN VENTURE I, L.L.C.

K. HOVNANIAN WINDWARD HOMES, LLC

K. HOVNANIAN’S FOUR SEASONS AT ASHBURN VILLAGE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BAKERSFIELD, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT BEAUMONT, LLC

K. HOVNANIAN’S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT HEMET, LLC

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND CONDOMINIUMS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT KENT ISLAND, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT LOS BANOS, LLC

K. HOVNANIAN’S FOUR SEASONS AT MORENO VALLEY, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT NEW KENT VINEYARDS, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT PALM SPRINGS, LLC

K. HOVNANIAN’S FOUR SEASONS AT RENAISSANCE, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK II, LLC

K. HOVNANIAN’S FOUR SEASONS AT RUSH CREEK, L.L.C.

13

K. HOVNANIAN’S FOUR SEASONS AT ST. MARGARETS LANDING, L.L.C.

K. HOVNANIAN’S FOUR SEASONS AT VINT HILL, L.L.C.

K. HOVNANIAN’S FOUR SEASONS, LLC

K. HOVNANIAN’S PARKSIDE AT TOWNGATE, L.L.C.

KHIP, L.L.C.

LANDARAMA, INC.

M&M AT CHESTERFIELD, LLC

M&M AT CRESCENT COURT, L.L.C.

M&M AT WEST ORANGE, L.L.C.

M&M AT WHEATENA URBAN RENEWAL, L.L.C.

MATZEL & MUMFORD AT EGG HARBOR, L.L.C.

MATZEL & MUMFORD AT SOUTH BOUND BROOK URBAN RENEWAL, L.L.C.

MCNJ, INC.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF PENNSYLVANIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES OF WEST VIRGINIA, L.L.C.

MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

MMIP, L.L.C.

NEW LAND TITLE AGENCY, LLC

PADDOCKS, L.L.C.

PARK TITLE COMPANY, LLC

PINE AYR, LLC

RIDGEMORE UTILITY, L.L.C.

SEABROOK ACCUMULATION CORPORATION

STONEBROOK HOMES, INC.

TERRAPIN REALTY, L.L.C.

THE MATZEL & MUMFORD ORGANIZATION, INC

WASHINGTON HOMES AT COLUMBIA TOWN CENTER, L.L.C.

WASHINGTON HOMES, INC.

WESTMINSTER HOMES, INC.

WH PROPERTIES, INC.

WOODLAND LAKE CONDOMINIUMS AT BOWIE NEW TOWN, L.L.C.

14

By:
Name:
Title:

15

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Amortizing Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)
and irrevocably appoints

agent to transfer this Amortizing Note on the books of the Issuer. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Amortizing Note)

16

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

By:
Name:
Title:

as Trustee

By:
Name:
Title:

Attest

By:
Name:
Title:

17

FORM OF REPURCHASE NOTICE

TO:                   K. HOVNANIAN ENTERPRISES, INC.
WILMINGTON TRUST COMPANY, as Trustee

The undersigned registered Holder hereby irrevocably acknowledges receipt of a notice from K. Hovnanian Enterprises, Inc. (the “Issuer”) regarding the right of Holders to elect to require the Issuer to repurchase the Amortizing Notes and requests and instructs the Issuer to pay, for each Amortizing Note designated below, the Repurchase Price for such Amortizing Notes (determined as set forth in the Indenture), in accordance with the terms of the Indenture and the Amortizing Notes, to the registered Holder hereof. Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Indenture. The Amortizing Notes shall be repurchased by the Issuer as of the Repurchase Date pursuant to the terms and conditions specified in the Indenture.

Dated:

Signature:

NOTICE: The above signature of the Holder hereof must correspond with the name as written upon the face of the Amortizing Notes in every particular without alteration or enlargement or any change whatever.

Amortizing Notes Certificate Number (if applicable):

Number of Amortizing Notes to be repurchased (if less than all, must be one Amortizing Note or integral multiples in excess thereof):

Social Security or Other Taxpayer Identification Number:

18